UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21423
                                                     ---------

                       The Gabelli Dividend & Income Trust
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
             ------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period: December 31, 2007
                                             -----------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                                    (LOGO)
                                                                    THE GABELLI
                                                                    DIVIDEND &
                                                                    INCOME TRUST

                       THE GABELLI DIVIDEND & INCOME TRUST

                                  Annual Report
                               December 31, 2007

TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2007.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2007 (a)
              ----------------------------------------------------

                                                                                       Since
                                                                                    Inception
                                                    Quarter     1 Year    3 Year    (11/28/03)
                                                    -------     ------    ------    ----------
GABELLI DIVIDEND & INCOME TRUST
   NAV TOTAL RETURN (b) .......................     (2.57)%      6.68%    12.52%      12.22%
   INVESTMENT TOTAL RETURN (c) ................     (0.42)       4.14     12.91        8.16

S&P 500 Index .................................     (3.33)       5.49      8.61       10.34
Dow Jones Industrial Average ..................     (3.99)       8.81      9.65       10.20
Nasdaq Composite Index ........................     (1.82)       9.81      6.83        7.67

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE DOW JONES INDUSTRIAL AVERAGE IS AN UNMANAGED INDEX OF 30 LARGE CAPITALIZATION STOCKS. THE STANDARD & POOR'S ("S&P") 500 INDEX OF THE LARGEST U.S. COMPANIES AND THE NASDAQ COMPOSITE INDEX (MEASURES ALL NASDAQ DOMESTIC AND INTERNATIONAL COMMON TYPE STOCK UNDER AN UNMANAGED MARKET CAPITALIZATION WEIGHTED METHODOLOGY) ARE UNMANAGED INDICATORS OF STOCK MARKET PERFORMANCE. DIVIDENDS ARE CONSIDERED
      REINVESTED EXCEPT FOR THE NASDAQ COMPOSITE INDEX. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN THE NET ASSET VALUE ("NAV") PER SHARE AND REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN IS BASED ON AN INITIAL NAV OF $19.06.

(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE AND REINVESTMENT OF DISTRIBUTIONS. SINCE INCEPTION RETURN IS BASED ON AN INITIAL OFFERING PRICE OF $20.00.

--------------------------------------------------------------------------------

                                                         Sincerely yours,

                                                         /s/ Bruce N. Alpert

                                                         Bruce N. Alpert
                                                         President

February 22, 2008

                       THE GABELLI DIVIDEND & INCOME TRUST
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The  following  table  presents   portfolio  holdings  as  a  percent  of  total
investments as of December 31, 2007:

Long Positions
Financial Services ..................................................     14.0%
Energy and Utilities: Oil ...........................................     12.9%
Energy and Utilities: Integrated ....................................      9.4%
Food and Beverage ...................................................      8.2%
U.S. Treasury Bills .................................................      6.9%
Telecommunications ..................................................      6.6%
Energy and Utilities: Electric ......................................      4.8%
Energy and Utilities: Services ......................................      4.0%
Consumer Products ...................................................      3.9%
Health Care .........................................................      3.7%
Diversified Industrial ..............................................      3.6%
Energy and Utilities: Natural Gas ...................................      3.1%
Retail ..............................................................      2.2%
Cable and Satellite .................................................      1.8%
Broadcasting ........................................................      1.5%
Electronics .........................................................      1.4%
Aerospace ...........................................................      1.4%
Equipment and Supplies ..............................................      1.3%
Specialty Chemicals .................................................      1.2%
Metals and Mining ...................................................      0.8%
Automotive: Parts and Accessories ...................................      0.7%
Publishing ..........................................................      0.7%
Entertainment .......................................................      0.7%
Environmental Services ..............................................      0.6%
Hotels and Gaming ...................................................      0.6%
Transportation ......................................................      0.5%
Computer Software and Services ......................................      0.5%
Communications Equipment ............................................      0.4%
Wireless Communications .............................................      0.4%
Machinery ...........................................................      0.4%
Automotive ..........................................................      0.3%
Energy and Utilities: Water .........................................      0.3%
Energy and Utilities ................................................      0.3%
Paper and Forest Products ...........................................      0.3%
Agriculture .........................................................      0.2%
Building and Construction ...........................................      0.2%
Business Services ...................................................      0.2%
Real Estate .........................................................      0.0%
Manufactured Housing and Recreational Vehicles ......................      0.0%
                                                                       -------
                                                                         100.0%
                                                                       =======

      THE GABELLI DIVIDEND & INCOME TRUST (THE "FUND") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2007. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

      The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC's website at www.sec.gov.

                       THE GABELLI DIVIDEND & INCOME TRUST
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2007

                                                                                      MARKET
   SHARES                                                            COST              VALUE
------------                                                      ------------   ----------------
               COMMON STOCKS -- 90.2%
               AEROSPACE -- 1.3%
      10,000   Goodrich Corp. .................................   $    281,823   $        706,100
      55,000   Kaman Corp. ....................................      1,006,361          2,024,550
     100,000   Rockwell Automation Inc. .......................      6,039,691          6,896,000
   2,000,000   Rolls-Royce Group plc+ .........................     14,847,048         21,737,395
  80,800,000   Rolls-Royce Group plc, Cl. B ...................        165,131            176,925
                                                                  ------------   ----------------
                                                                    22,340,054         31,540,970
                                                                  ------------   ----------------
               AGRICULTURE -- 0.2%
     130,000   Archer-Daniels-Midland Co. .....................      3,369,429          6,035,900
                                                                  ------------   ----------------
               AUTOMOTIVE -- 0.3%
      27,000   Copart Inc.+ ...................................        796,094          1,148,850
     290,000   General Motors Corp. ...........................      9,117,868          7,218,100
      10,000   Navistar International Corp.+ ..................        228,717            542,000
                                                                  ------------   ----------------
                                                                    10,142,679          8,908,950
                                                                  ------------   ----------------
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.7%
      60,000   Dana Corp.+ ....................................        113,641              1,440
     386,000   Genuine Parts Co. ..............................     13,063,243         17,871,800
                                                                  ------------   ----------------
                                                                    13,176,884         17,873,240
                                                                  ------------   ----------------
               BROADCASTING -- 1.0%
     700,000   Clear Channel
                  Communications Inc. .........................     25,899,715         24,164,000
                                                                  ------------   ----------------
               BUILDING AND CONSTRUCTION -- 0.2%
      15,000   Layne Christensen Co.+ .........................        449,560            738,150
      77,000   Trane Inc. .....................................      3,490,343          3,596,670
                                                                  ------------   ----------------
                                                                     3,939,903          4,334,820
                                                                  ------------   ----------------
               BUSINESS SERVICES -- 0.2%
      60,300   Intermec Inc.+ .................................      1,354,592          1,224,693
      90,000   PHH Corp.+ .....................................      2,495,651          1,587,600
     293,900   Trans-Lux Corp.+ (a) ...........................      2,108,099          1,880,960
                                                                  ------------   ----------------
                                                                     5,958,342          4,693,253
                                                                  ------------   ----------------
               CABLE AND SATELLITE -- 1.8%
     600,000   Cablevision Systems Corp.,
                  Cl. A+ ......................................     18,374,091         14,700,000
      14,200   Cogeco Inc. ....................................        276,997            568,317
     230,000   EchoStar Communications
                  Corp., Cl. A+ ...............................      6,826,542          8,675,600
      81,734   Liberty Global Inc., Cl. A+ ....................      1,686,985          3,203,155
      34,318   Liberty Global Inc., Cl. C+ ....................        760,276          1,255,696
      35,213   PT Multimedia Servicos de
                  Telecomunicacoes e
                  Multimedia SGPS SA ..........................        346,144            491,665
       7,042   PT Multimedia Servicos de
                  Telecomunicacoes e
                  Multimedia SGPS
                  SA, ADR .....................................        126,328             95,067
     180,000   Rogers Communications Inc.,
                  Cl. B .......................................      2,310,816          8,145,000
     300,000   The DIRECTV Group Inc.+ ........................      7,085,728          6,936,000
                                                                  ------------   ----------------
                                                                    37,793,907         44,070,500
                                                                  ------------   ----------------
               COMMUNICATIONS EQUIPMENT -- 0.0%
      15,000   Thomas & Betts Corp.+ ..........................        471,962            735,600
                                                                  ------------   ----------------
               COMPUTER SOFTWARE AND SERVICES -- 0.5%
     150,000   Cognos Inc.+ ...................................      8,593,782          8,635,500
     120,333   Metavante Technologies Inc.+ ...................      3,023,136          2,806,165
                                                                  ------------   ----------------
                                                                    11,616,918         11,441,665
                                                                  ------------   ----------------

                                                                                      MARKET
   SHARES                                                             COST             VALUE
------------                                                      ------------   ----------------
               CONSUMER PRODUCTS -- 3.9%
     245,000   Alberto-Culver Co. .............................   $  8,193,427   $      6,012,300
     400,000   Altadis SA .....................................     26,685,352         29,071,451
      25,000   Altria Group Inc. ..............................      1,444,297          1,889,500
     100,000   Avon Products Inc. .............................      2,820,238          3,953,000
      40,000   Eastman Kodak Co. ..............................        912,574            874,800
      44,000   Fortune Brands Inc. ............................      3,583,015          3,183,840
      40,000   Hanesbrands Inc.+ ..............................        955,063          1,086,800
      50,000   Harman International
                  Industries Inc. .............................      5,917,286          3,685,500
     120,000   Kimberly-Clark Corp. ...........................      8,313,829          8,320,800
      60,000   Mattel Inc. ....................................      1,009,842          1,142,400
     175,000   Procter & Gamble Co. ...........................      9,719,121         12,848,500
   1,000,000   Swedish Match AB ...............................     12,209,126         23,904,567
                                                                  ------------   ----------------
                                                                    81,763,170         95,973,458
                                                                  ------------   ----------------
               DIVERSIFIED INDUSTRIAL -- 3.2%
     150,000   Bouygues SA ....................................      5,217,323         12,500,548
     215,000   Cooper Industries Ltd., Cl. A ..................      7,001,888         11,369,200
     500,000   General Electric Co. ...........................     16,320,036         18,535,000
     275,000   Honeywell International Inc. ...................      9,524,517         16,931,750
     100,000   ITT Corp. ......................................      4,506,935          6,604,000
       2,000   Pentair Inc. ...................................         63,318             69,620
       2,000   Textron Inc. ...................................         51,500            142,600
   1,051,000   Tomkins plc ....................................      5,080,148          3,697,831
     205,000   Tyco International Ltd. ........................     10,024,801          8,128,250
     131,000   WHX Corp.+ .....................................      1,288,184            497,800
                                                                  ------------   ----------------
                                                                    59,078,650         78,476,599
                                                                  ------------   ----------------
               ELECTRONICS -- 1.4%
   1,075,000   Intel Corp. ....................................     22,362,894         28,659,500
     190,000   Tyco Electronics Ltd. ..........................      7,149,331          7,054,700
                                                                  ------------   ----------------
                                                                    29,512,225         35,714,200
                                                                  ------------   ----------------
               ENERGY AND UTILITIES: ELECTRIC -- 4.8%
      30,000   Allegheny Energy Inc. ..........................        438,040          1,908,300
     100,000   ALLETE Inc. ....................................      3,286,240          3,958,000
     280,000   American Electric
                  Power Co. Inc. ..............................      8,755,206         13,036,800
     425,000   DPL Inc. .......................................      8,553,078         12,601,250
      17,500   DTE Energy Co. .................................        667,957            769,300
     273,000   Electric Power
                  Development Co. Ltd. ........................      6,654,194         10,190,306
     220,000   FPL Group Inc. .................................      7,596,481         14,911,600
     530,000   Great Plains Energy Inc. .......................     16,163,590         15,539,600
     370,000   Integrys Energy Group Inc. .....................     17,973,626         19,125,300
     148,000   Pepco Holdings Inc. ............................      2,852,964          4,340,840
     240,000   Pinnacle West Capital Corp. ....................      9,369,027         10,178,400
     110,000   The Southern Co. ...............................      3,184,128          4,262,500
     255,000   Unisource Energy Corp. .........................      6,714,681          8,045,250
                                                                  ------------   ----------------
                                                                    92,209,212        118,867,446
                                                                  ------------   ----------------
               ENERGY AND UTILITIES: INTEGRATED -- 9.4%
      12,000   Alliant Energy Corp. ...........................        305,115            488,280
     145,000   Ameren Corp. ...................................      6,598,426          7,860,450
   3,000,000   Aquila Inc.+ ...................................     12,395,590         11,190,000
      50,000   Avista Corp. ...................................        926,534          1,077,000
      15,000   Black Hills Corp. ..............................        492,427            661,500
      33,000   CH Energy Group Inc. ...........................      1,524,587          1,469,820
     108,000   Chubu Electric Power Co. Inc. ..................      2,458,019          2,818,064
     270,000   CONSOL Energy Inc. .............................      9,333,609         19,310,400
     200,000   Consolidated Edison Inc. .......................      8,201,972          9,770,000
       2,000   Dominion Resources Inc. ........................         86,700             94,900

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2007

                                                                                      MARKET
   SHARES                                                             COST             VALUE
------------                                                      ------------   ----------------
               COMMON STOCKS (CONTINUED)
               ENERGY AND UTILITIES: INTEGRATED (CONTINUED)
     200,000   Duke Energy Corp. ..............................   $  2,816,130   $      4,034,000
     430,000   Edison SpA .....................................      1,002,090          1,354,811
     300,000   El Paso Corp. ..................................      3,557,045          5,172,000
     300,000   Enel SpA .......................................      2,324,318          3,568,139
      47,000   Enel SpA, ADR ..................................      1,839,336          2,775,350
     144,000   Energy East Corp. ..............................      3,285,119          3,918,240
     165,000   FirstEnergy Corp. ..............................      5,835,087         11,936,100
     150,000   Hawaiian Electric Industries Inc. ..............      3,585,226          3,415,500
     250,000   Hera SpA .......................................        552,073          1,126,694
     121,500   Hokkaido Electric
                  Power Co. Inc. ..............................      2,282,208          2,631,965
     121,500   Hokuriku Electric Power Co. ....................      2,131,359          2,534,082
     114,958   Iberdrola SA, ADR ..............................      5,733,530          6,944,613
      80,500   Korea Electric
                  Power Corp., ADR+ ...........................      1,181,180          1,678,425
     121,500   Kyushu Electric
                  Power Co. Inc. ..............................      2,374,466          2,990,870
      21,000   Maine & Maritimes Corp.+ .......................        594,461            698,250
      80,000   MGE Energy Inc. ................................      2,605,047          2,837,600
      35,102   National Grid plc, ADR .........................      1,588,562          2,929,262
     255,000   NiSource Inc. ..................................      5,329,542          4,816,950
     600,000   NSTAR ..........................................     14,329,143         21,732,000
     450,000   OGE Energy Corp. ...............................     10,830,550         16,330,500
      30,000   Ormat Technologies Inc. ........................        450,000          1,650,300
     320,000   Progress Energy Inc. ...........................     14,361,775         15,497,600
     155,000   Public Service Enterprise
                  Group Inc. ..................................      9,505,482         15,227,200
     121,500   Shikoku Electric
                  Power Co. Inc. ..............................      2,264,565          3,257,329
      15,000   TECO Energy Inc. ...............................        255,758            258,150
     121,500   The Chugoku Electric
                  Power Co. Inc. ..............................      2,194,052          2,365,506
      40,000   The Empire District
                  Electric Co. ................................        895,068            911,200
     121,500   The Kansai Electric
                  Power Co. Inc. ..............................      2,333,021          2,833,169
     108,000   The Tokyo Electric
                  Power Co. Inc. ..............................      2,545,172          2,793,895
     121,500   Tohoku Electric
                  Power Co. Inc. ..............................      2,112,763          2,740,724
     205,000   Vectren Corp. ..................................      5,572,873          5,947,050
     470,000   Westar Energy Inc. .............................      9,309,271         12,191,800
      85,000   Wisconsin Energy Corp. .........................      2,690,561          4,140,350
     230,000   Xcel Energy Inc. ...............................      3,927,605          5,191,100
                                                                  ------------   ----------------
                                                                   174,517,417        233,171,138
                                                                  ------------   ----------------
               ENERGY AND UTILITIES: NATURAL GAS -- 3.1%
       8,000   AGL Resources Inc. .............................        217,299            301,120
      70,000   Atmos Energy Corp. .............................      1,744,791          1,962,800
      20,000   Delta Natural Gas Co. Inc. .....................        504,315            505,000
       6,000   Energen Corp. ..................................        124,550            385,380
      20,000   Kinder Morgan
                  Energy Partners LP ..........................        824,553          1,079,800
     350,000   National Fuel Gas Co. ..........................      9,372,113         16,338,000
     210,000   Nicor Inc. .....................................      7,147,795          8,893,500
     220,000   ONEOK Inc. .....................................      5,480,182          9,849,400
     200,000   Sempra Energy ..................................      5,955,980         12,376,000
      30,000   South Jersey Industries Inc. ...................        657,687          1,082,700
      70,000   Southern Union Co. .............................      1,656,784          2,055,200
     158,400   Southwest Gas Corp. ............................      3,844,159          4,715,568
     600,000   Spectra Energy Corp. ...........................     13,375,657         15,492,000
      60,000   The Laclede Group Inc. .........................      1,690,312          2,054,400
                                                                  ------------   ----------------
                                                                    52,596,177         77,090,868
                                                                  ------------   ----------------

                                                                                      MARKET
   SHARES                                                             COST             VALUE
------------                                                      ------------   ----------------
               ENERGY AND UTILITIES: OIL -- 12.9%
      20,000   Anadarko Petroleum Corp. .......................   $    650,810   $      1,313,800
      40,000   Apache Corp. ...................................      1,905,219          4,301,600
      46,900   BG Group plc, ADR ..............................      1,893,244          5,358,325
     160,000   BP plc, ADR ....................................      7,479,063         11,707,200
      80,000   Cameron International Corp.+ ...................      1,103,787          3,850,400
     140,000   Chesapeake Energy Corp. ........................      2,429,835          5,488,000
     315,000   Chevron Corp. ..................................     18,364,418         29,398,950
       1,000   Cimarex Energy Co. .............................         28,300             42,530
     410,000   ConocoPhillips .................................     20,909,413         36,203,000
      78,000   Devon Energy Corp. .............................      3,448,499          6,934,980
     185,000   Eni SpA, ADR ...................................      6,769,273         13,399,550
     225,000   Exxon Mobil Corp. ..............................     10,427,150         21,080,250
      30,000   Hess Corp. .....................................        830,468          3,025,800
     545,000   Marathon Oil Corp. .............................     18,377,567         33,168,700
     145,000   Murphy Oil Corp. ...............................      7,348,500         12,301,800
       4,000   Nabors Industries Ltd.+ ........................         97,350            109,560
       1,000   Niko Resources Ltd. ............................         57,456             90,430
      10,000   Noble Corp. ....................................        254,820            565,100
     345,000   Occidental Petroleum Corp. .....................     12,565,645         26,561,550
      14,000   Oceaneering
                  International Inc.+ .........................        390,875            942,900
      18,000   PetroChina Co. Ltd., ADR .......................      1,359,633          3,158,460
     275,000   Repsol YPF SA, ADR .............................      5,825,251          9,798,250
     250,000   Rowan Companies Inc. ...........................      9,531,210          9,865,000
     200,000   Royal Dutch Shell plc,
                  Cl. A, ADR ..................................      9,567,840         16,840,000
     885,000   StatoilHydro ASA, ADR ..........................     12,640,636         27,010,200
     200,000   Sunoco Inc. ....................................     10,648,405         14,488,000
     200,000   Total SA, ADR ..................................      8,718,885         16,520,000
      46,873   Transocean Inc.+ ...............................      4,101,076          6,709,870
                                                                  ------------   ----------------
                                                                   177,724,628        320,234,205
                                                                  ------------   ----------------
               ENERGY AND UTILITIES: SERVICES -- 4.0%
     130,000   ABB Ltd., ADR ..................................      1,419,990          3,744,000
      20,000   Baker Hughes Inc. ..............................        759,763          1,622,000
     250,000   Diamond Offshore
                  Drilling Inc. ...............................     14,246,961         35,500,000
      19,500   Exterran Holdings Inc.+ ........................      1,085,163          1,595,100
      43,000   Grant Prideco Inc.+ ............................      2,325,608          2,386,930
     640,000   Halliburton Co. ................................     17,703,558         24,262,400
     120,000   Schlumberger Ltd. ..............................      3,977,835         11,804,400
     260,000   Weatherford
                  International Ltd.+ .........................     11,402,283         17,836,000
                                                                  ------------   ----------------
                                                                    52,921,161         98,750,830
                                                                  ------------   ----------------
               ENERGY AND UTILITIES: WATER -- 0.3%
      11,000   American States Water Co. ......................        273,608            414,480
      53,333   Aqua America Inc. ..............................        873,085          1,130,660
       6,000   Artesian Resources Corp.,
                  Cl. A .......................................        113,635            113,400
       3,000   California Water
                  Service Group ...............................         94,710            111,060
      11,500   Connecticut Water
                  Service Inc. ................................        276,036            271,055
       1,000   Consolidated Water Co. Ltd. ....................         26,770             25,190
       6,000   Middlesex Water Co. ............................        111,082            113,700
      38,366   Pennichuck Corp. ...............................        839,842          1,024,756
      82,000   SJW Corp. ......................................      1,384,964          2,842,940
      16,800   Southwest Water Co. ............................        192,169            210,336
       5,000   Suez SA ........................................        156,718            337,734
     168,000   Suez SA, Strips+ ...............................              0              2,456
      36,000   United Utilities plc, ADR ......................        774,333          1,063,800
       9,000   York Water Co. .................................        115,031            139,500
                                                                  ------------   ----------------
                                                                     5,231,983          7,801,067
                                                                  ------------   ----------------

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2007

                                                                                     MARKET
   SHARES                                                            COST             VALUE
------------                                                    --------------   ----------------
               COMMON STOCKS (CONTINUED)
               ENTERTAINMENT -- 0.6%
       8,000   Grupo Televisa SA, ADR .......................   $       79,516   $        190,160
     300,000   Time Warner Inc. .............................        5,098,815          4,953,000
     195,000   Vivendi ......................................        6,135,060          8,946,445
                                                                --------------   ----------------
                                                                    11,313,391         14,089,605
                                                                --------------   ----------------
               ENVIRONMENTAL SERVICES -- 0.6%
      65,000   Allied Waste Industries Inc.+ ................          704,645            716,300
       1,000   Hyflux Ltd. ..................................            1,686              2,216
      12,375   Veolia Environnement .........................          395,937          1,129,902
     420,000   Waste Management Inc. ........................       14,809,006         13,721,400
                                                                --------------   ----------------
                                                                    15,911,274         15,569,818
                                                                --------------   ----------------
               EQUIPMENT AND SUPPLIES -- 1.3%
     110,000   CIRCOR International Inc. ....................        2,003,636          5,099,600
      30,000   Lufkin Industries Inc. .......................          513,283          1,718,700
      60,000   Mueller Industries Inc. ......................        2,463,787          1,739,400
     420,000   RPC Inc. .....................................        1,866,263          4,918,200
     280,000   Tenaris SA, ADR ..............................       13,437,734         12,524,400
     400,000   Xerox Corp. ..................................        6,082,373          6,476,000
                                                                --------------   ----------------
                                                                    26,367,076         32,476,300
                                                                --------------   ----------------
               FINANCIAL SERVICES -- 13.8%
      70,000   AFLAC Inc. ...................................        3,867,534          4,384,100
     200,000   AllianceBernstein Holding LP .................       12,145,967         15,050,000
     380,000   American Express Co. .........................       16,989,679         19,767,600
     285,000   American International
                  Group Inc. ................................       17,224,221         16,615,500
      11,641   AON Corp. ....................................          252,396            555,159
      44,000   Astoria Financial Corp. ......................        1,312,519          1,023,880
     400,000   Bank of America Corp. ........................       18,719,370         16,504,000
       4,200   BlackRock Inc. ...............................          329,551            910,560
      45,000   Capital One Financial Corp. ..................        3,365,054          2,126,700
      50,000   CIGNA Corp. ..................................        2,712,940          2,686,500
      60,000   CIT Group Inc. ...............................        1,756,823          1,441,800
     650,000   Citigroup Inc. ...............................       32,167,091         19,136,000
     250,000   Commerce Bancorp Inc. ........................        8,457,560          9,535,000
      40,000   Deutsche Bank AG .............................        3,902,091          5,176,400
     350,000   Discover Financial Services ..................        7,368,817          5,278,000
     155,000   Federal National
                  Mortgage Association ......................        5,817,361          6,196,900
      48,909   Fidelity National
                  Financial Inc., Cl. A .....................          981,053            714,561
      21,496   Fidelity National
                  Information Services Inc. .................          749,854            894,019
     130,000   Fifth Third Bancorp ..........................        5,068,356          3,266,900
      80,000   First Horizon National Corp. .................        3,403,108          1,452,000
      60,000   Flushing Financial Corp. .....................        1,096,793            963,000
      80,000   Freddie Mac ..................................        3,343,663          2,725,600
      27,000   Hartford Financial
                  Services Group Inc. .......................        1,748,090          2,354,130
     100,000   HSBC Holdings plc, ADR .......................        8,969,382          8,371,000
      40,000   Hudson City Bancorp Inc. .....................          544,050            600,800
      30,000   Invesco Ltd. .................................          815,717            941,400
     470,000   JPMorgan Chase & Co. .........................       16,947,592         20,515,500
      38,000   Legg Mason Inc. ..............................        3,090,727          2,779,700
      10,000   Lehman Brothers
                  Holdings Inc. .............................          648,864            654,400
     164,999   Marshall & Ilsley Corp. ......................        5,747,167          4,369,174
     182,000   Merrill Lynch & Co. Inc. .....................       12,557,335          9,769,760
     135,000   Morgan Stanley ...............................        5,787,617          7,169,850
      60,000   National Australia
                  Bank Ltd., ADR ............................        6,994,925          9,900,000
     190,000   New York Community
                  Bancorp Inc. ..............................        3,648,850          3,340,200

                                                                                       MARKET
   SHARES                                                            COST               VALUE
------------                                                    --------------   ----------------
     250,000   NewAlliance Bancshares Inc. ..................   $    3,663,853   $      2,880,000
     200,000   PNC Financial
                  Services Group Inc. .......................       10,703,980         13,130,000
     230,000   Popular Inc. .................................        4,573,968          2,438,000
     220,000   Regions Financial Corp. ......................        7,211,658          5,203,000
     295,000   SLM Corp. ....................................       10,537,863          5,941,300
     650,220   Sovereign Bancorp Inc. .......................       13,190,861          7,412,508
      75,050   Sterling Bancorp .............................        1,237,084          1,023,682
     100,000   T. Rowe Price Group Inc. .....................        3,368,235          6,088,000
      40,000   The Allstate Corp. ...........................        2,165,130          2,089,200
     330,190   The Bank of New York
                  Mellon Corp. ..............................       11,338,881         16,100,064
      50,000   The Blackstone Group LP ......................        1,134,580          1,106,500
     290,000   The Travelers Companies Inc. .................       10,913,064         15,602,000
       5,000   Unitrin Inc. .................................          187,486            239,950
      30,974   Valley National Bancorp ......................          712,704            590,364
     400,000   Wachovia Corp. ...............................       19,501,106         15,212,000
     400,000   Waddell & Reed Financial Inc.,
                  Cl. A .....................................        8,823,625         14,436,000
       6,000   Webster Financial Corp. ......................          193,472            191,820
     500,000   Wells Fargo & Co. ............................       14,871,455         15,095,000
      90,000   Wilmington Trust Corp. .......................        3,209,395          3,168,000
     177,000   Zions Bancorporation .........................       12,463,892          8,264,130
                                                                --------------   ----------------
                                                                   358,534,409        343,381,611
                                                                --------------   ----------------
               FOOD AND BEVERAGE -- 8.2%
     180,000   Anheuser-Busch
                  Companies Inc. ............................        8,281,672          9,421,200
     270,000   Cadbury Schweppes plc, ADR ...................       13,245,499         13,329,900
      40,000   Campbell Soup Co. ............................        1,213,223          1,429,200
      80,000   China Mengniu Dairy Co. Ltd. .................          271,367            293,431
     185,000   ConAgra Foods Inc. ...........................        4,599,660          4,401,150
     900,000   Davide Campari-Milano SpA ....................        9,199,133          8,618,799
     300,000   General Mills Inc. ...........................       14,568,199         17,100,000
     350,000   Groupe Danone ................................       18,895,525         31,419,507
     100,000   H.J. Heinz Co. ...............................        3,521,143          4,668,000
     160,000   ITO EN Ltd. ..................................        4,068,974          3,043,459
      42,000   ITO EN Ltd., Preference ......................        1,017,809            600,403
       1,000   Kellogg Co. ..................................           35,550             52,430
     170,000   Kikkoman Corp. ...............................        2,329,958          2,338,898
     380,000   Kraft Foods Inc., Cl. A ......................       11,660,666         12,399,400
     150,000   Morinaga Milk
                  Industry Co. Ltd. .........................          632,370            439,064
     300,000   Nissin Food Products Co. Ltd. ................       10,434,723          9,694,311
     500,000   Parmalat SpA .................................        1,885,518          1,944,530
     339,450   Parmalat SpA, GDR (b)(c) .....................          981,615          1,320,155
     320,000   PepsiAmericas Inc. ...........................        6,616,558         10,662,400
      10,000   PepsiCo Inc. .................................          610,035            759,000
      25,000   Pernod-Ricard SA .............................        5,555,371          5,778,762
       5,000   Remy Cointreau SA ............................          351,864            356,521
   1,100,000   Sara Lee Corp. ...............................       18,633,132         17,666,000
     290,000   The Coca-Cola Co. ............................       12,717,402         17,797,300
     310,000   The Hershey Co. ..............................       14,595,177         12,214,000
      62,000   Wm. Wrigley Jr. Co. ..........................        2,976,799          3,630,100
       3,000   Wm. Wrigley Jr. Co., Cl. B ...................          167,630            177,000
     470,000   YAKULT HONSHA Co. Ltd. .......................       12,661,559         10,875,442
                                                                --------------   ----------------
                                                                   181,728,131        202,430,362
                                                                --------------   ----------------
               HEALTH CARE -- 3.7%
      25,000   Advanced Medical
                  Optics Inc.+ ..............................          714,288            613,250
     220,000   Boston Scientific Corp.+ .....................        3,105,722          2,558,600
     115,000   Bristol-Myers Squibb Co. .....................        2,789,992          3,049,800
      90,000   Covidien Ltd. ................................        3,943,642          3,986,100
     170,000   Eli Lilly & Co. ..............................        9,589,661          9,076,300
     100,000   IMS Health Inc. ..............................        2,416,170          2,304,000

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2007

                                                                                     MARKET
   SHARES                                                            COST             VALUE
------------                                                    --------------   ----------------
               COMMON STOCKS (CONTINUED)
               HEALTH CARE (CONTINUED)
      10,000   Medtronic Inc. ...............................   $      487,534   $        502,700
     220,000   Merck & Co. Inc. .............................        8,376,601         12,784,200
      30,000   MGI Pharma Inc.+ .............................        1,209,150          1,215,900
     140,000   Owens & Minor Inc. ...........................        4,250,284          5,940,200
   1,020,000   Pfizer Inc. ..................................       27,794,678         23,184,600
      35,000   Schiff Nutrition
                  International Inc. ........................          207,524            200,900
     250,000   Sierra Health Services Inc.+ .................       10,406,193         10,490,000
      40,000   St. Jude Medical Inc.+ .......................        1,703,655          1,625,600
       1,500   Ventana Medical
                  Systems Inc.+ .............................          114,633            130,845
     130,000   Wyeth ........................................        6,096,113          5,744,700
     120,000   Zimmer Holdings Inc.+ ........................        8,000,683          7,938,000
                                                                --------------   ----------------
                                                                    91,206,523         91,345,695
                                                                --------------   ----------------
               HOTELS AND GAMING -- 0.6%
      20,000   Boyd Gaming Corp. ............................          983,723            681,400
      95,000   Harrah's Entertainment Inc. ..................        7,506,079          8,431,250
     690,000   Ladbrokes plc ................................        9,056,911          4,439,893
      65,000   Pinnacle Entertainment Inc.+ .................        1,942,376          1,531,400
                                                                --------------   ----------------
                                                                    19,489,089         15,083,943
                                                                --------------   ----------------
               MACHINERY -- 0.4%
     145,000   CNH Global NV ................................        2,853,859          9,543,900
                                                                --------------   ----------------
               MANUFACTURED HOUSING AND RECREATIONAL VEHICLES -- 0.0%
       4,000   Skyline Corp. ................................          141,027            117,400
                                                                --------------   ----------------
               METALS AND MINING -- 0.8%
     160,000   Alcoa Inc. ...................................        5,955,730          5,848,000
      10,000   Alliance Holdings GP LP ......................          230,523            237,300
      20,000   Arch Coal Inc. ...............................          314,774            898,600
       8,000   BHP Billiton Ltd., ADR .......................          217,549            560,320
      10,000   Fording Canadian Coal Trust ..................          305,154            386,000
      98,000   Freeport-McMoRan
                  Copper & Gold Inc. ........................        3,409,931         10,039,120
      10,000   Massey Energy Co. ............................          235,475            357,500
       2,500   Patriot Coal Corp.+ ..........................           21,227            104,350
      25,000   Peabody Energy Corp. .........................          332,562          1,541,000
       1,000   Rio Tinto plc, ADR ...........................          127,360            419,900
       3,000   Westmoreland Coal Co.+ .......................           52,605             41,700
                                                                --------------   ----------------
                                                                    11,202,890         20,433,790
                                                                --------------   ----------------
               PAPER AND FOREST PRODUCTS -- 0.3%
     200,000   International Paper Co. ......................        6,863,452          6,476,000
                                                                --------------   ----------------
               PUBLISHING -- 0.7%
      35,000   Idearc Inc. ..................................        1,019,349            614,600
   1,965,000   Il Sole 24 Ore+ ..............................       16,562,225         16,361,353
                                                                --------------   ----------------
                                                                    17,581,574         16,975,953
                                                                --------------   ----------------
               REAL ESTATE -- 0.0%
      18,000   Brookfield Asset
                  Management Inc., Cl. A ....................          186,196            642,060
                                                                --------------   ----------------
               RETAIL -- 2.0%
     200,000   CVS Caremark Corp. ...........................        7,528,806          7,950,000
     142,000   Ingles Markets Inc., Cl. A ...................        1,615,209          3,605,380
     410,000   Safeway Inc. .................................        8,674,488         14,026,100
      22,000   Saks Inc.+ ...................................          395,507            456,720
     310,000   Sally Beauty Holdings Inc.+ ..................        3,837,420          2,805,500
      80,000   SUPERVALU Inc. ...............................        2,385,810          3,001,600
      90,400   The Great Atlantic &
                  Pacific Tea Co. Inc.+ .....................        2,740,524          2,832,232
     350,000   Walgreen Co. .................................       13,830,730         13,328,000
      40,000   Whole Foods Market Inc. ......................        1,721,713          1,632,000
                                                                --------------   ----------------
                                                                    42,730,207         49,637,532
                                                                --------------   ----------------

  SHARES/                                                                             MARKET
   UNITS                                                             COST              VALUE
------------                                                    --------------   ----------------
               SPECIALTY CHEMICALS -- 1.2%
       5,000   Arkema, ADR+ ................................    $      269,656   $        330,000
     130,000   Ashland Inc. .................................        8,261,467          6,165,900
     170,000   E.I. du Pont de
                  Nemours & Co. .............................        7,388,852          7,495,300
     235,000   Ferro Corp. ..................................        4,572,678          4,871,550
     100,000   Olin Corp. ...................................        1,826,861          1,933,000
     230,000   The Dow Chemical Co. .........................        9,415,260          9,066,600
      18,146   Tronox Inc., Cl. B ...........................          186,196            156,963
                                                                --------------   ----------------
                                                                    31,920,970         30,019,313
                                                                --------------   ----------------
               TELECOMMUNICATIONS -- 6.0%
     400,000   AT&T Inc. ....................................        9,394,488         16,624,000
     500,000   BCE Inc. .....................................       12,521,468         19,870,000
      47,125   Bell Aliant Regional
                  Communications
                  Income Fund (b)(d) ........................        1,278,068          1,386,889
      71,000   BT Group plc, ADR ............................        2,221,635          3,828,320
      10,000   CenturyTel Inc. ..............................          407,821            414,600
      50,000   Compania de
                  Telecomunicaciones de
                  Chile SA, ADR .............................          607,686            373,000
     400,000   Deutsche Telekom AG, ADR .....................        7,235,343          8,668,000
      25,000   Embarq Corp. .................................        1,080,206          1,238,250
      55,000   France Telecom SA, ADR .......................        1,338,443          1,959,650
     210,000   Hellenic Telecommunications
                  Organization SA, ADR ......................        1,644,219          3,878,700
     240,000   Portugal Telecom SGPS SA .....................        2,868,388          3,133,471
      30,000   Portugal Telecom SGPS SA,
                  ADR .......................................          382,479            390,600
     200,000   Qwest Communications
                  International Inc.+ .......................        1,181,992          1,402,000
     840,000   Sprint Nextel Corp. ..........................       16,438,020         11,029,200
      21,333   Telecom Corp. of
                  New Zealand Ltd., ADR .....................          334,469            354,341
     200,000   Telecom Italia SpA, ADR ......................        5,741,078          6,168,000
      26,000   Telefonica SA, ADR ...........................        1,107,367          2,537,340
     202,000   Telefonos de Mexico SAB de
                  CV, Cl. L, ADR ............................        3,329,962          7,441,680
     130,000   Telstra Corp. Ltd., ADR ......................        2,392,135          2,676,700
      76,100   TELUS Corp., Non-Voting,
                  ADR .......................................        1,574,713          3,672,586
   1,000,000   Verizon Communications Inc. ..................       36,430,533         43,690,000
     190,000   Vodafone Group plc, ADR ......................        5,193,922          7,090,800
                                                                --------------   ----------------
                                                                   114,704,435        147,828,127
                                                                --------------   ----------------
               TRANSPORTATION -- 0.4%
       3,000   Frontline Ltd. ...............................          111,957            144,000
     255,001   GATX Corp. ...................................        7,608,244          9,353,437
      24,000   Golden Ocean Group Ltd. ......................           14,400            149,175
       3,000   Ship Finance International Ltd. ..............           66,356             83,130
      25,000   Teekay Corp. .................................          875,909          1,330,250
                                                                --------------   ----------------
                                                                     8,676,866         11,059,992
                                                                --------------   ----------------
               WIRELESS COMMUNICATIONS -- 0.4%
       5,000   Crown Castle
                  International Corp.+ ......................           80,650            208,000
     108,000   United States Cellular Corp.+ ................        4,930,560          9,082,800
      15,000   Vimpel-Communications,
                  ADR .......................................           91,155            624,000
                                                                --------------   ----------------
                                                                     5,102,365          9,914,800
                                                                --------------   ----------------
               TOTAL
                  COMMON STOCKS .............................    1,806,778,150      2,236,904,910
                                                                --------------   ----------------

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2007

                                                                                      MARKET
   SHARES                                                            COST              VALUE
------------                                                    --------------   ----------------
               CONVERTIBLE PREFERRED STOCKS -- 1.5%
               AEROSPACE -- 0.1%
       8,200   Northrop Grumman Corp.,
                  7.000% Cv. Pfd., Ser. B ...................   $      983,758   $      1,194,330
                                                                --------------   ----------------
               BROADCASTING -- 0.0%
      20,460   Emmis Communications Corp.,
                  6.250% Cv. Pfd., Ser. A ...................          960,081            728,478
                                                                --------------   ----------------
               BUILDING AND CONSTRUCTION -- 0.0%
         200   Fleetwood Capital Trust,
                  6.000% Cv. Pfd. ...........................            6,210              4,450
                                                                --------------   ----------------
               DIVERSIFIED INDUSTRIAL -- 0.4%
     175,000   Owens-Illinois Inc.,
                  4.750% Cv. Pfd. ...........................        5,814,064          8,746,500
      46,351   Smurfit-Stone Container Corp.,
                  7.000% Cv. Pfd., Ser. A ...................        1,161,566            927,020
                                                                --------------   ----------------
                                                                     6,975,630          9,673,520
                                                                --------------   ----------------
               ENERGY AND UTILITIES -- 0.3%
       5,000   Chesapeake Energy Corp.,
                  5.000% Cv. Pfd. (b) .......................          512,500            590,625
      20,000   CMS Energy Corp.,
                  4.500% Cv. Pfd., Ser. B ...................        1,069,063          1,812,500
     129,000   El Paso Energy Capital Trust I,
                  4.750% Cv. Pfd., Ser. C ...................        4,649,004          4,644,000
                                                                --------------   ----------------
                                                                     6,230,567          7,047,125
                                                                --------------   ----------------
               ENTERTAINMENT -- 0.0%
      45,000   Six Flags Inc.,
                  7.250% Cv. Pfd., Ser. B ...................        1,051,988            645,750
                                                                --------------   ----------------
               FINANCIAL SERVICES -- 0.2%
       1,500   Doral Financial Corp.,
                  4.750% Cv. Pfd. ...........................          207,335            187,500
     120,000   Newell Financial Trust I,
                  5.250% Cv. Pfd. ...........................        5,644,687          5,505,000
                                                                --------------   ----------------
                                                                     5,852,022          5,692,500
                                                                --------------   ----------------
               HEALTH CARE -- 0.0%
      12,000   Omnicare Inc.,
                  4.000% Cv. Pfd., Ser. B ...................          680,848            430,200
                                                                --------------   ----------------
               TELECOMMUNICATIONS -- 0.4%
      50,000   Cincinnati Bell Inc.,
                  6.750% Cv. Pfd., Ser. B ...................        2,118,418          2,085,000
     120,000   Crown Castle International Corp.,
                  6.250% Cv. Pfd. ...........................        5,522,500          7,305,000
                                                                --------------   ----------------
                                                                     7,640,918          9,390,000
                                                                --------------   ----------------
               TRANSPORTATION -- 0.1%
       1,500   GATX Corp.,
                  $2.50 Cv. Pfd. ............................          199,475            271,500
         982   Kansas City Southern,
                  4.250% Cv. Pfd. ...........................          551,884          1,206,623
                                                                --------------   ----------------
                                                                       751,359          1,478,123
                                                                --------------   ----------------
               TOTAL CONVERTIBLE
                  PREFERRED STOCKS ..........................       31,133,381         36,284,476
                                                                --------------   ----------------

 PRINCIPAL                                                                           MARKET
   AMOUNT                                                            COST             VALUE
------------                                                    --------------   ----------------
               CONVERTIBLE CORPORATE BONDS -- 1.4%
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.0%
$    500,000   Standard Motor Products Inc.,
                  Sub. Deb. Cv.,
                  6.750%, 07/15/09 ..........................   $      490,998   $        478,750
                                                                --------------   ----------------
               BROADCASTING -- 0.5%
     100,000   Lin Television Corp.,
                  Sub. Deb. Cv.,
                  2.500%, 05/15/33 ..........................           91,824             98,750
  13,000,000   Sinclair Broadcast Group Inc.,
                  Sub. Deb. Cv.,
                  6.000%, 09/15/12 ..........................       11,132,579         11,960,000
                                                                --------------   ----------------
                                                                    11,224,403         12,058,750
                                                                --------------   ----------------
               COMMUNICATIONS EQUIPMENT -- 0.4%
  10,000,000   Agere Systems Inc.,
                  Sub. Deb. Cv.,
                  6.500%, 12/15/09 ..........................       10,037,654         10,137,500
                                                                --------------   ----------------
               ENTERTAINMENT -- 0.1%
   1,500,000   The Walt Disney Co., Cv.,
                  2.125%, 04/15/23 ..........................        1,502,925          1,717,500
                                                                --------------   ----------------
               REAL ESTATE -- 0.0%
   1,100,000   Palm Harbor Homes Inc., Cv.,
                  3.250%, 05/15/24 ..........................        1,059,886            783,750
                                                                --------------   ----------------
               RETAIL -- 0.2%
   5,000,000   The Great Atlantic &
                  Pacific Tea Co. Inc., Cv.,
                  5.125%, 06/15/11 ..........................        5,000,000          5,350,000
                                                                --------------   ----------------
               TELECOMMUNICATIONS -- 0.2%
   5,000,000   Nortel Networks Corp., Cv.,
                  4.250%, 09/01/08 ..........................        4,960,110          4,931,250
                                                                --------------   ----------------
               TOTAL CONVERTIBLE
                  CORPORATE BONDS ...........................       34,275,976         35,457,500
                                                                --------------   ----------------

   SHARES
------------
               WARRANTS -- 0.0%
               FOOD AND BEVERAGE -- 0.0%
         650   Parmalat SpA, GDR,
                  expire 12/31/15+ (b)(c)(d) ................                0              1,094
                                                                --------------   ----------------

 PRINCIPAL
   AMOUNT
------------
               U.S. GOVERNMENT OBLIGATIONS -- 6.9%
$172,481,000   U.S. Treasury Bills,
                  2.458% to 3.280%++,
                  01/10/08 to 06/12/08 ......................      170,860,686        170,792,214
                                                                --------------   ----------------
TOTAL INVESTMENTS -- 100.0% .................................   $2,043,048,193      2,479,440,194
                                                                ==============

OTHER ASSETS AND LIABILITIES (NET) ..........................                          (3,609,366)

PREFERRED SHARES
   (5,814,200 preferred shares outstanding) .................                        (500,000,000)
                                                                                 ----------------

NET ASSETS -- COMMON SHARES
   (83,829,070 common shares outstanding) ...................                    $  1,975,830,828
                                                                                 ================

NET ASSET VALUE PER COMMON SHARE
   ($1,975,830,828 / 83,829,070 shares outstanding) .........                    $          23.57
                                                                                 ================

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2007

----------
(a) Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, the market value of Rule 144A securities amounted to $3,298,763 or 0.13% of total investments. Except as noted in (c), these securities are liquid.

(c) At December 31, 2007, the Fund held investments in restricted and illiquid securities amounting to $1,321,249 or 0.05% of total investments, which were valued under methods approved by the Board of Trustees as follows:

                                                                                     12/31/07
ACQUISITION                                           ACQUISITION   ACQUISITION   CARRYING VALUE
  SHARES       ISSUER                                     DATE          COST         PER UNIT
------------   ------                                 -----------   -----------   --------------
     339,450   Parmalat SpA, GDR ..................     12/02/03    $   981,615   $       3.8891
         650   Parmalat SpA, GDR warrants
                  expire 12/31/15 .................     11/09/05             --           1.6831

(d) Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the issuer and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2007, the market value of fair valued securities amounted to $1,387,983 or 0.06% of total investments.

  +   Non-income producing security.

 ++   Represents annualized yield at date of purchase.

ADR   American Depository Receipt
GDR   Global Depository Receipt

                                                                     % OF
                                                                    MARKET           MARKET
                                                                     VALUE            VALUE
                                                                --------------   ----------------
GEOGRAPHIC DIVERSIFICATION
North America ...............................................        78.4%       $  1,944,109,818
Europe ......................................................        15.5             384,446,081
Latin America ...............................................         2.8              69,076,096
Japan .......................................................         2.5              62,147,487
Asia/Pacific ................................................         0.8              19,660,712
                                                                   ------        ----------------
                                                                    100.0%       $  2,479,440,194
                                                                   ======        ================

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

ASSETS:
   Investments, at value (cost $2,040,940,094) ...............   $2,477,559,234
   Investments in affiliates, at value (cost $2,108,099) .....        1,880,960
   Cash ......................................................          538,829
   Foreign currency, at value (cost $53) .....................               53
   Receivable for investments sold ...........................        2,187,911
   Dividends and interest receivable .........................        3,021,035
   Prepaid expense ...........................................           67,801
                                                                 --------------
   TOTAL ASSETS ..............................................    2,485,255,823
                                                                 --------------

LIABILITIES:
   Payable for investments purchased .........................          537,562
   Distributions payable .....................................          421,166
   Payable for investment advisory fees ......................        6,703,965
   Payable for payroll expenses ..............................          118,319
   Payable for accounting fees ...............................           11,251
   Unrealized depreciation on swap contracts .................        1,247,597
   Other accrued expenses ....................................          385,135
                                                                 --------------
   TOTAL LIABILITIES .........................................        9,424,995
                                                                 --------------

PREFERRED SHARES:
   Series A Cumulative Preferred Shares (5.875%, $25
      liquidation value, $0.001 par value, 3,200,000 shares
      authorized with 3,200,000 shares issued
      and outstanding) .......................................       80,000,000
   Series B Cumulative Preferred Shares (Auction Market,
      $25,000 liquidation value, $0.001 par value, 4,000
      shares authorized with 4,000 shares issued
      and outstanding) .......................................      100,000,000
   Series C Cumulative Preferred Shares (Auction Market,
      $25,000 liquidation value, $0.001 par value, 4,800
      shares authorized with 4,800 shares issued
      and outstanding) .......................................      120,000,000
   Series D Cumulative Preferred Shares (6.00%, $25
      liquidation value, $0.001 par value, 2,600,000 shares
      authorized with 2,600,000 shares issued
      and outstanding) .......................................       65,000,000
   Series E Cumulative Preferred Shares (Auction Rate,
      $25,000 liquidation value, $0.001 par value, 5,400
      shares authorized with 5,400 shares issued
      and outstanding) .......................................      135,000,000
                                                                 --------------
   TOTAL PREFERRED SHARES ....................................      500,000,000
                                                                 --------------
   NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS ............   $1,975,830,828
                                                                 ==============

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS CONSIST OF:
   Paid-in capital, at $0.001 par value ......................   $1,540,876,648
   Accumulated net investment income .........................        1,741,110
   Accumulated distributions in excess of net realized
      gain on investments, written options, swap contracts,
      and foreign currency transactions ......................       (1,935,749)
   Net unrealized appreciation on investments ................      436,392,001
   Net unrealized depreciation on swap contracts .............       (1,247,597)
   Net unrealized appreciation on foreign currency
      translations ...........................................            4,415
                                                                 --------------
   NET ASSETS ................................................   $1,975,830,828
                                                                 ==============
NET ASSET VALUE PER COMMON SHARE
   ($1,975,830,828 / 83,829,070 shares outstanding;
   unlimited number of shares authorized) ....................   $        23.57
                                                                 ==============

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2007

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $1,427,478) ............   $   60,983,665
   Interest ..................................................       11,397,454
                                                                 --------------
   TOTAL INVESTMENT INCOME ...................................       72,381,119
                                                                 --------------
EXPENSES:
   Investment advisory fees ..................................       25,456,085
   Auction agent fees ........................................          900,666
   Shareholder communications expenses .......................          559,489
   Custodian fees ............................................          308,103
   Payroll expenses ..........................................          346,692
   Trustees' fees ............................................          172,531
   Legal and audit fees ......................................           87,450
   Accounting fees ...........................................           45,000
   Shareholder services fees .................................           38,548
   Interest expense ..........................................            6,840
   Miscellaneous expenses ....................................          309,466
                                                                 --------------
   TOTAL EXPENSES ............................................       28,230,870
   Less: Custodian fee credits ...............................         (136,994)
                                                                 --------------
   NET EXPENSES ..............................................       28,093,876
                                                                 --------------
   NET INVESTMENT INCOME .....................................       44,287,243
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS, WRITTEN OPTIONS, SWAP CONTRACTS,
   AND FOREIGN CURRENCY:
   Net realized gain on investments ..........................      107,494,194
   Net realized gain on written options ......................          384,353
   Net realized gain on swap contracts .......................        3,457,594
   Net realized loss on foreign currency transactions ........         (132,244)
                                                                 --------------
   Net realized gain on investments, written options,
      swap contracts, and foreign currency transactions ......      111,203,897
                                                                 --------------
   Net change in unrealized appreciation/depreciation:
      on investments .........................................        8,311,512
      on written options .....................................          220,307
      on swap contracts ......................................       (4,402,906)
      on foreign currency translations .......................            5,634
                                                                 --------------
   Net change in unrealized appreciation/depreciation on
      investments, written options, swap contracts,
      and foreign currency translations ......................        4,134,547
                                                                 --------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS, WRITTEN OPTIONS, SWAP CONTRACTS,
      AND FOREIGN CURRENCY ...................................      115,338,444
                                                                 --------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......      159,625,687
                                                                 --------------
   Total Distributions to Preferred Shareholders .............      (27,515,708)
                                                                 --------------
   NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON
      SHAREHOLDERS RESULTING FROM OPERATIONS .................   $  132,109,979
                                                                 ==============

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST

     STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                                               YEAR ENDED           YEAR ENDED
                                                                                           DECEMBER 31, 2007    DECEMBER 31, 2006
                                                                                           -----------------    -----------------
OPERATIONS:
   Net investment income ...............................................................    $    44,287,243      $    72,921,975
   Net realized gain on investments, written options, swap contracts, and foreign
      currency transactions ............................................................        111,203,897           93,722,202
   Net change in unrealized appreciation/depreciation on investments, written options,
      swap contracts, and foreign currency translations ................................          4,134,547          243,496,939
                                                                                            ---------------      ---------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................................        159,625,687          410,141,116
                                                                                            ---------------      ---------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
   Net investment income ...............................................................         (8,447,993)         (10,255,572)
   Net realized short-term gain on investments, written options, swap contracts, and
      foreign currency transactions ....................................................         (3,890,830)          (4,091,893)
   Net realized long-term gains on investments, written options, swap contracts,
      and foreign currency transactions ................................................        (15,176,885)         (11,704,448)
                                                                                            ---------------      ---------------
   TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS .......................................        (27,515,708)         (26,051,913)
                                                                                            ---------------      ---------------
   NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
      RESULTING FROM OPERATIONS ........................................................        132,109,979          384,089,203
                                                                                            ---------------      ---------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income ...............................................................        (42,713,304)         (50,995,124)
   Net realized short-term gain on investments, written options, swap contracts, and
      foreign currency transactions ....................................................        (19,699,634)         (20,346,652)
   Net realized long-term gain on investments, written options, swap contracts, and
      foreign currency transactions ....................................................        (76,860,455)         (58,199,561)
                                                                                            ---------------      ---------------
   TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS ..........................................       (139,273,393)        (129,541,337)
                                                                                            ---------------      ---------------
FUND SHARE TRANSACTIONS:
   Net decrease from repurchase of common shares .......................................         (3,091,222)          (6,491,041)
   Recapture of gain on sale of Fund shares by an affiliate ............................              4,338                   --
   Offering costs for preferred shares charged to paid-in capital ......................                 --             (130,874)
                                                                                            ---------------      ---------------
   NET DECREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS .............................         (3,086,884)          (6,621,915)
                                                                                            ---------------      ---------------
   NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS ...........        (10,250,298)         247,925,951

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
   Beginning of period .................................................................      1,986,081,126        1,738,155,175
                                                                                            ---------------      ---------------
   End of period (including undistributed net investment income of
      $1,741,110 and $12,027,863, respectively) ........................................    $ 1,975,830,828      $ 1,986,081,126
                                                                                            ===============      ===============

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Dividend & Income Trust (the "Fund") is a non-diversified closed-end management investment company organized as a Delaware statutory trust on November 18, 2003 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Investment operations commenced on November 28, 2003.

      The Fund's investment objective is to provide a high level of total return on its assets with an emphasis on dividends and income. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed income debt securities and securities that are convertible into equity securities).

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

      Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

      Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

      In September 2006, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is in the process of reviewing the requirements of SFAS 157 against its current valuation policies to determine future applicability.

      REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2007, there were no open repurchase agreements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

      As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

      In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money," and "out-of-the-money," respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) covered at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. At December 31, 2007, the Fund had no investments in options.

      SWAP AGREEMENTS. The Fund may enter into equity swap and interest rate swap or cap transactions. The use of swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Swap agreements may involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Series B Preferred Shares. In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from that counterparty payments of the difference based on the notional amount of such cap. In an equity swap, a set of future cash flows are exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred share dividends when due in accordance with the Statement of Preferences even if the counterparty defaulted.

      The Fund has entered into an interest rate swap agreement with Citibank N.A. Under the agreement the Fund receives a variable rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at December 31, 2007 are as follows:


            NOTIONAL                                                        VARIABLE RATE*           TERMINATION  NET UNREALIZED
             AMOUNT                         FIXED RATE                   (RATE RESET MONTHLY)            DATE      DEPRECIATION
-------------------------------  --------------------------------  --------------------------------  -----------  --------------
          $100,000,000                         4.01%                            5.225%                 06/02/10     $(378,356)

----------
* Based on one month LIBOR (London Interbank Offered Rate).

      The Fund has entered into equity swap agreements with Bear, Stearns International Limited. Details of the swaps at December 31, 2007 are as follows:


            NOTIONAL                      EQUITY SECURITY                   INTEREST RATE/           TERMINATION  NET UNREALIZED
             AMOUNT                           RECEIVED                   EQUITY SECURITY PAID            DATE      DEPRECIATION
      -------------------              --------------------            ------------------------      -----------  --------------
                                            Market Value           Overnight LIBOR plus 40 bps plus
                                          Appreciation on:           Market Value Depreciation on:
$ 4,136,800   (320,000  Shares)        Cadbury Schweppes plc             Cadbury Schweppes plc         02/15/08     $(188,873)
 24,623,128 (1,800,000  Shares)  Imperial Chemical Industries plc  Imperial Chemical Industries plc    05/15/08      (680,368)
                                                                                                                    ---------
                                                                                                                    $(869,241)
                                                                                                                    =========

      If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to a swap contract or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could

                       THE GABELLI DIVIDEND & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

negatively affect the Fund's ability to make dividend payments. In addition, at the time an equity swap or an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments.

      The use of derivative instruments involves, to varying degrees, elements of market and counterparty risk in excess of the amount recognized in the Statement of Assets and Liabilities.

      Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

      FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

      There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2007, there were no open futures contracts.

      SECURITIES SOLD SHORT. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. At December 31, 2007, there were no open securities sold short.

      FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2007, there were no open forward foreign exchange contracts.

      FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

      FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

                       THE GABELLI DIVIDEND & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

      RESTRICTED AND ILLIQUID SECURITIES. The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

      CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits." When cash balances are overdrawn, the Fund is charged an overdraft fee of 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be shown as "interest expense" in the Statement of Operations.

      DISTRIBUTIONS TO SHAREHOLDERS. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences for the fiscal year ended December 31, 2007 were primarily attributable to REITS, foreign currency transactions, investments in swaps, reclass of distributions and hybrids. These reclassifications have no impact on the NAV of the Fund. For the fiscal year ended December 31, 2007, reclassifications were made to decrease accumulated net investment income by $3,412,699 and to decrease accumulated distributions in excess of net realized gain on investments, swap contracts, options, and foreign currency transactions by $3,470,514, with an offsetting adjustment to paid-in capital.

      Distributions to shareholders of the Fund's 5.875% Series A Cumulative Preferred Shares, Series B Auction Market Cumulative Preferred Shares, Series C Auction Market Cumulative Preferred Shares, 6.00% Series D Cumulative Preferred Shares, and Series E Auction Rate Cumulative Preferred Shares ("Cumulative Preferred Shares") are recorded on a daily basis and are determined as described in Note 5.

      The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

                                                              YEAR ENDED                   YEAR ENDED
                                                           DECEMBER 31, 2007            DECEMBER 31, 2006
                                                      --------------------------   --------------------------
                                                         COMMON       PREFERRED       COMMON       PREFERRED
                                                      ------------   -----------   ------------   -----------
DISTRIBUTIONS PAID FROM:
Ordinary income
   (inclusive of short-term capital gains) ........   $ 62,419,734   $12,332,027   $ 71,341,776   $14,347,465
Net long-term capital gains .......................     76,853,659    15,183,681     58,199,561    11,704,448
                                                      ------------   -----------   ------------   -----------
Total distributions paid ..........................   $139,273,393   $27,515,708   $129,541,337   $26,051,913
                                                      ============   ===========   ============   ===========

      PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

      At December 31, 2007, the difference between book basis and tax basis unrealized appreciation was primarily due to deferral of losses from wash sales for tax purposes, basis adjustments on investments in partnerships, and basis adjustments due to income accruals on hybrid securities.

                       THE GABELLI DIVIDEND & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of December 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

      Undistributed ordinary income .............................  $     38,659
      Undistributed long-term capital gains .....................     3,892,810
      Net unrealized appreciation on investments, swap contracts,
         and foreign currency transactions ......................   430,529,603
      Post-October currency loss deferral .......................       (99,471)
      Other temporary differences* ..............................       592,579

                                                                   ------------
      Total .....................................................  $434,954,180
                                                                   ============

----------
* Other temporary differences are primarily due to investments in swaps.

      The following summarizes the tax cost of investments, written options, swap contracts, and the related unrealized appreciation (depreciation) at December 31, 2007:

                                             GROSS             GROSS       NET UNREALIZED
                             COST/         UNREALIZED       UNREALIZED      APPRECIATION
                           PROCEEDS       APPRECIATION     DEPRECIATION    (DEPRECIATION)
                        --------------    ------------    -------------    --------------
Investments .........   $2,047,667,409    $548,692,680    $(116,919,895)   $  431,772,785
Swap contracts ......               --              --       (1,247,597)       (1,247,597)
                        --------------    ------------    -------------    --------------
                        $2,047,667,409    $548,692,680    $(118,167,492)   $  430,525,188
                        ==============    ============    =============    ==============

      FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109" (the "Interpretation") established a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in a particular jurisdiction) and required certain expanded tax disclosures. The Fund has adopted the Interpretation for all open tax years and it had no impact on the amounts reported in the financial statements.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund's average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Preferred Shares if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Preferred Shares for the fiscal year.

      The Fund's total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Preferred Shares for the period. For the fiscal year ended December 31, 2007, the Fund's total return on the NAV of the common shares exceeded the stated dividend rate or corresponding swap rate of all outstanding preferred shares. Thus, management fees were accrued on these assets.

      During the fiscal year ended December 31, 2007, the Fund paid brokerage commissions on security trades of $1,183,791 to Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser.

      The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the fiscal year ended December 31, 2007, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund's NAV.

      As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund's Chief Compliance Officer. For the fiscal year ended December 31, 2007, the Fund paid or accrued $346,692, which is included in payroll expenses in the Statement of Operations.

      During the year ended December 31, 2007, the Fund recaptured a gain of $4,338 on the sale of its shares by an affiliate of the Adviser.

      The Fund pays each Trustee who is not considered to be an affiliated person an annual retainer of $12,000 plus $1,500 for each Board meeting attended in person and $500 per telephonic meeting, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, and the Nominating Committee Chairman receives an annual fee of $2,000. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

                       THE GABELLI DIVIDEND & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the fiscal year ended December 31, 2007, other than short-term and U.S Government securities, aggregated $1,358,563,428 and $790,935,110, respectively.

      Option contracts written by the Fund during the fiscal year ended December 31, 2007 were as follows:

                                                         NUMBER OF
                                                         CONTRACTS    PREMIUMS
                                                         ---------  -----------
           Options outstanding at December 31, 2006 ...    5,544    $ 1,898,621
           Options written ............................      364         76,346
           Options expired ............................   (2,075)      (384,353)
           Options exercised ..........................   (3,833)    (1,590,614)
                                                          ------    -----------
           Options outstanding at December 31, 2007 ...       --    $        --
                                                          ======    ===========

5. CAPITAL. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the fiscal years ended December 31, 2007 and December 31, 2006, the Fund repurchased 144,100 and 340,235 shares of beneficial interest in the open market at a cost of $3,091,222 and $6,491,041 and an average discount of approximately 13.45% and 13.99%, respectively, from its NAV. All shares of beneficial interest repurchased have been retired.

      Transactions in shares of beneficial interest were as follows:

                                                                YEAR ENDED                  YEAR ENDED
                                                             DECEMBER 31, 2007           DECEMBER 31, 2006
                                                       -------------------------    ----------------------------
                                                         Shares        Amount         Shares           Amount
                                                       ---------    ------------    ---------       ------------
Net decrease from repurchase of common shares ......   (144,100)    $(3,091,222)    (340,235)       $(6,491,041)

      The Fund's Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Cumulative Preferred Shares. The Cumulative Preferred Shares is senior to the common shares and results in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statements of Preferences to meet certain asset coverage tests with respect to the Cumulative Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 5.875% Series A, Series B Auction Market, Series C Auction Market, 6.00% Series D, and Series E Auction Rate Cumulative Preferred Shares at redemption prices of $25, $25,000, $25,000, $25, and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund's assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

      On October 12, 2004, the Fund received net proceeds of $77,280,971 (after underwriting discounts of $2,520,000 and offering expenses of $199,029) from the public offering of 3,200,000 shares of 5.875% Series A Cumulative Preferred Shares. Commencing October 12, 2009 and thereafter, the Fund, at its option, may redeem the 5.875% Series A Cumulative Preferred Shares in whole or in part at the redemption price at any time. The Board has authorized the repurchase of Series A Cumulative Preferred Shares in the open market at prices less than the $25 liquidation value per share. During the fiscal year ended December 31, 2007, the Fund did not repurchase any shares of 5.875% Series A Cumulative Preferred Shares. At December 31, 2007, 3,200,000 shares of 5.875% Series A Cumulative Preferred Shares were outstanding and accrued dividends amounted to $78,333.

      On October 12, 2004, the Fund received net proceeds of $217,488,958 (after underwriting discounts of $2,200,000 and offering expenses of $311,042) from the public offering of 4,000 shares of Series B and 4,800 shares of Series C Auction Market Cumulative Preferred Shares, respectively. The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. If the number of Series B or Series C Auction Market Cumulative Preferred Shares subject to bid orders by potential holders is less than the number of Series B or Series C Auction Market Cumulative Preferred Shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, holders that have submitted sell orders may not be able to sell any or all of the Series B or Series C Auction Market Cumulative Preferred Shares for which they have submitted sell orders. The current maximum rate for both Series B and Series C Auction Market Cumulative Preferred Shares is 125% of the seven day Telerate/British Bankers Association LIBOR on the day of such auction. The dividend rates of Series B Auction Market Cumulative Preferred Shares ranged from 4.70% to 6.50% during the fiscal year ended December 31, 2007. The dividend rates of Series C Auction Market Cumulative Preferred Shares ranged from 4.70% to 6.30% during the fiscal year ended December 31, 2007. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Series B and C Auction Market Cumulative Preferred Shares shareholders may also trade shares in the secondary market. The Fund, at its option, may redeem the Series B and C Auction Market Cumulative Preferred Shares in whole or in part at the redemption price at any time. During the fiscal year ended December 31, 2007, the Fund did not redeem any shares of Series B and C Auction Market Cumulative Preferred Shares. At December 31, 2007, 4,000 and 4,800 shares of the Series B and C Auction

                       THE GABELLI DIVIDEND & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Market Cumulative Preferred Shares were outstanding with an annualized dividend rate of 5.30% and 6.00% per share and accrued dividends amounted to $88,333 and $80,000, respectively.

      On November 3, 2005, the Fund received net proceeds of $62,617,239 (after underwriting discounts of $2,047,500 and offering expenses of $335,261) from the public offering of 2,600,000 shares of 6.00% Series D Cumulative Preferred Shares. Commencing November 3, 2010 and thereafter, the Fund, at its option, may redeem the 6.00% Series D Cumulative Preferred Shares in whole or in part at the redemption price at any time. The Board has authorized the repurchase of Series D Cumulative Preferred Shares in the open market at prices less than the $25 liquidation value per share. During the fiscal year ended December 31, 2007, the Fund did not repurchase any shares of 6.00% Series D Cumulative Preferred Shares. At December 31, 2007, 2,600,000 shares of 6.00% Series D Cumulative Preferred Shares were outstanding and accrued dividends amounted to $65,000.

      On November 3, 2005, the Fund received net proceeds of $133,379,387 (after underwriting discounts of $1,350,000 and offering expenses of $270,613) from the public offering of 5,400 shares of Series E Auction Rate Cumulative Preferred Shares. The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. If the number of Series E Auction Rate Cumulative Preferred Shares subject to bid orders by potential holders is less than the number of Series E Auction Rate Cumulative Preferred Shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, holders that have submitted sell orders may not be able to sell any or all of the Series E Auction Rate Cumulative Preferred Shares for which they have submitted sell orders. The current maximum rate is 150% of the seven day Telerate/British Bankers Association LIBOR on the day of such auction. The dividend rates of Series E Auction Rate Cumulative Preferred Shares ranged from 4.50% to 6.40% during the fiscal year ended December 31, 2007. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Series E Auction Rate Preferred Shares shareholders may also trade shares in the secondary market. The Fund, at its option, may redeem the Series E Auction Rate Preferred Shares in whole or in part at the redemption price at any time. During the fiscal year ended December 31, 2007, the Fund did not redeem any shares of Series E Auction Rate Preferred Shares. At December 31, 2007, 5,400 shares of Series E Auction Rate Cumulative Preferred Shares were outstanding with an annualized dividend rate of 5.84% and accrued dividends amounted to $109,500.

      The holders of Cumulative Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Cumulative Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund's outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities are required to approve certain other actions, including changes in the Fund's investment objectives or fundamental investment policies.

6. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS. The 1940 Act defines affiliated issuers as those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of this issuer during the fiscal year ended December 31, 2007 is set forth below:

                                                                                         PERCENT
                                                      NET CHANGE IN      VALUE AT       OWNED OF
                              BEGINNING     ENDING     UNREALIZED      DECEMBER 31,      SHARES
                               SHARES       SHARES    DEPRECIATION         2007        OUTSTANDING
                              ---------    -------    -------------    ------------    -----------
Trans-Lux Corp.                   --       293,900     $(227,139)       $1,880,960        14.55%

7. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. OTHER MATTERS. The Adviser and/or affiliates received subpoenas from the Attorney General of the State of New York and the SEC requesting information on mutual fund share trading practices involving certain funds managed by the Adviser. GAMCO Investors, Inc. ("GAMCO"), the Adviser's parent company, responded to these requests for documents and testimony. In June 2006, GAMCO began discussions with the SEC regarding a possible resolution of their inquiry. In February 2007, the Adviser made an offer of settlement to the staff of the SEC for communication to the Commission for its consideration to resolve this matter. This offer of settlement is subject to agreement regarding the specific language of the SEC's administrative order and other settlement documents. On a separate matter, in September 2005, the Adviser was informed by the staff of the SEC that the staff may recommend to the Commission that an administrative remedy and a monetary penalty be sought from the Adviser in connection with the actions of two of nine closed-end funds managed by the Adviser relating to Section 19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a dividend is made from a source other than net investment income. While the two closed-end funds sent annual statements and provided other materials containing this information, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The Adviser believes that all of the funds are now in compliance. The Adviser believes that these matters would have no effect on the Fund or any material adverse effect on the Adviser or its ability to manage the Fund. The staff's notice to the Adviser did not relate to the Fund.

                       THE GABELLI DIVIDEND & INCOME TRUST
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
PERIOD:

                                                                         YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------        PERIOD ENDED
                                                                 2007       2006          2005      2004    DECEMBER 31, 2003 (f)
                                                               --------   --------      -------   -------   ---------------------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ....................   $  23.65   $  20.62      $ 20.12   $ 19.26        $  19.06(g)
                                                               --------   --------      -------   -------        --------
   Net investment income ...................................       0.53       0.87         0.55      0.40              --
   Net realized and unrealized gain on investments,
     written options, swap contracts, securities sold
     short, and foreign currency transactions ..............       1.37       4.00         1.33      1.80            0.20
                                                               --------   --------      -------   -------        --------
   Total from investment operations ........................       1.90       4.87         1.88      2.20            0.20
                                                               --------   --------      -------   -------        --------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS: (a)
   Net investment income ...................................      (0.10)     (0.12)       (0.06)    (0.01)             --
   Net realized gain on investments ........................      (0.23)     (0.19)       (0.10)    (0.01)             --
                                                               --------   --------      -------   -------        --------
   Total distributions to preferred shareholders ...........      (0.33)     (0.31)       (0.16)    (0.02)             --
                                                               --------   --------      -------   -------        --------
   NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON
     SHAREHOLDERS RESULTING FROM OPERATIONS ................       1.57       4.56         1.72      2.18              --
                                                               --------   --------      -------   -------        --------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income ...................................      (0.51)     (0.61)       (0.48)    (0.39)             --
   Net realized gain on investments ........................      (1.15)     (0.93)       (0.72)    (0.24)             --
   Return of capital .......................................         --         --           --     (0.57)             --
                                                               --------   --------      -------   -------        --------
   Total distributions to common shareholders ..............      (1.66)     (1.54)       (1.20)    (1.20)             --
                                                               --------   --------      -------   -------        --------
FUND SHARE TRANSACTIONS:
   Decrease in net asset value from common share
     transactions ..........................................         --         --           --     (0.05)             --
   Increase in net asset value from repurchase of common
     shares ................................................       0.01       0.01         0.02        --              --
   Offering costs for common shares charged to paid-in
     capital ...............................................         --         --           --     (0.01)             --
   Offering costs for preferred shares charged to paid-in
     capital ...............................................         --      (0.00)(e)    (0.04)    (0.06)             --
                                                               --------   --------      -------   -------        --------
   Total from fund share transactions ......................       0.01       0.01        (0.02)    (0.12)             --
                                                               --------   --------      -------   -------        --------
   NET ASSET VALUE ATTRIBUTABLE TO COMMON SHAREHOLDERS,
     END OF PERIOD .........................................   $  23.57   $  23.65      $ 20.62   $ 20.12        $  19.26
                                                               ========   ========      =======   =======        ========
   NAV total return + ......................................       7.75%     24.09%        9.47%    11.56%            1.0%*
                                                               ========   ========      =======   =======        ========
   Market value, end of period .............................   $  20.68   $  21.47      $ 17.62   $ 17.95        $  20.00
                                                               ========   ========      =======   =======        ========
   Investment total return ++ ..............................      4.14%      31.82%        4.85%    (4.15)%           0.0%**
                                                               ========   ========      =======   =======        ========

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
                        FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
PERIOD:

                                                                   YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------------------      PERIOD ENDED
                                                     2007             2006            2005           2004      DECEMBER 31, 2003 (f)
                                                 -----------      -----------      ----------     ----------   ---------------------
RATIOS AND SUPPLEMENTAL DATA:
   Net assets including liquidation value of
     preferred shares, end of period
     (in 000's) ...............................  $ 2,475,831      $ 2,486,081      $2,238,155     $2,006,703               --
   Net assets attributable to common shares,
     end of  period (in 000's).................  $ 1,975,831      $ 1,986,081      $1,738,155     $1,706,703      $ 1,451,650
   Ratio of net investment income to average
     net assets attributable to common
     shares before preferred share
     distributions ............................         2.17%            3.91%           2.75%          2.17%           (0.04)%(h)
   Ratio of operating expenses to average
     net assets attributable to common
     shares net of advisory fee reduction,
     if any ...................................         1.38%(d)         1.41%(d)        1.33%(d)       1.12%            1.38%(h)
   Ratio of operating expenses to average
     net assets including liquidation value
     of preferred shares net of advisory fee
     reduction, if any ........................         1.11%(d)         1.11%(d)        1.12%(d)       1.07%              --
   Portfolio turnover rate ....................         33.8%            28.8%           25.6%          33.3%             0.4%

   5.875% SERIES A CUMULATIVE PREFERRED
      SHARES
   Liquidation value, end of period
      (in 000's) ..............................  $    80,000      $    80,000      $   80,000     $   80,000               --
   Total shares outstanding (in 000's) ........        3,200            3,200           3,200          3,200               --
   Liquidation preference per share ...........  $     25.00      $     25.00      $    25.00     $    25.00               --
   Average market value (b) ...................  $     23.52      $     23.86      $    24.82     $    24.68               --
   Asset coverage per share ...................  $    123.79      $    124.30      $   111.91     $   167.23               --

   AUCTION MARKET SERIES B CUMULATIVE
      PREFERRED SHARES
   Liquidation value, end of period
      (in 000's) ..............................  $   100,000      $   100,000      $  100,000     $  100,000               --
   Total shares outstanding (in 000's) ........            4                4               4              4               --
   Liquidation preference per share ...........  $    25,000      $    25,000      $   25,000     $   25,000               --
   Average market value (b) ...................  $    25,000      $    25,000      $   25,000     $   25,000               --
   Asset coverage per share ...................  $   123,792      $   124,304      $  111,908     $  167,225               --

   AUCTION MARKET SERIES C CUMULATIVE
      PREFERRED SHARES
   Liquidation value, end of period
      (in 000's) ..............................  $   120,000      $   120,000      $  120,000     $  120,000               --
   Total shares outstanding (in 000's) ........            5                5               5              5               --
   Liquidation preference per share ...........  $    25,000      $    25,000      $   25,000     $   25,000               --
   Average market value (b) ...................  $    25,000      $    25,000      $   25,000     $   25,000               --
   Asset coverage per share ...................  $   123,792      $   124,304      $  111,908     $  167,225               --

   6.00% SERIES D CUMULATIVE PREFERRED
      SHARES
   Liquidation value, end of period
      (in 000's) ..............................  $    65,000      $    65,000      $   65,000             --               --
   Total shares outstanding (in 000's) ........        2,600            2,600           2,600             --               --
   Liquidation preference per share ...........  $     25.00      $     25.00      $    25.00             --               --
   Average market value (b) ...................  $     24.41      $     24.37      $    24.72             --               --
   Asset coverage per share ...................  $    123.79      $    124.30      $   111.91             --               --

   AUCTION RATE SERIES E CUMULATIVE
      PREFERRED SHARES
   Liquidation value, end of period
      (in 000's) ..............................  $   135,000      $   135,000      $  135,000             --               --
   Total shares outstanding (in 000's) ........            5                5               5             --               --
   Liquidation preference per share ...........  $    25,000      $    25,000      $   25,000             --               --
   Average market value (b) ...................  $    25,000      $    25,000      $   25,000             --               --
   Asset coverage per share ...................  $   123,792      $   124,304      $  111,908             --               --
   ASSET COVERAGE (c) .........................         495%              497%            448%           669%              --

----------
 + Based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund's dividend reinvestment plan. Total return for periods of less than one year are not annualized.

++    Based  on  market   value  per  share,   adjusted  for   reinvestment   of
      distributions at prices obtained under the Fund's dividend reinvestment plan. Total return for periods of less than one year are not annualized.

 * Based on net asset value per share at commencement of operations of $19.06 per share.

** Based on market value per share at initial public offering of $20.00 per share.

(a) Calculated based upon average common shares outstanding on the record dates throughout the year.

(b)   Based on weekly prices.

(c)   Asset coverage is calculated by combining all series of preferred shares.

(d) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the fiscal year ended December 31, 2007, the ratios of operating expenses to average net assets attributable to common shares net of fee reduction would have been 1.37% and the ratios of operating expenses to average net assets including liquidation value of preferred shares net of fee reduction would have been 1.10%. Custodian fee credits for the fiscal years ended December 31, 2006 and 2005 were minimal.

(e)   Amount represents less than $0.005 per share.

(f) The Gabelli Dividend & Income Trust commenced investment operations on November 28, 2003.

(g) The beginning NAV includes a $0.04 reduction for costs associated with the initial public offering.

(h)   Annualized.

                 See accompanying notes to financial statements.

                       THE GABELLI DIVIDEND & INCOME TRUST
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Gabelli Dividend & Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Dividend & Income Trust (hereafter referred to as the "Trust") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 29, 2008

                       THE GABELLI DIVIDEND & INCOME TRUST
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

      The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Dividend & Income Trust at One Corporate Center, Rye, NY 10580-1422.

                                               NUMBER OF
                              TERM OF        FUNDS IN FUND
   NAME, POSITION(S)         OFFICE AND         COMPLEX
      ADDRESS(1)              LENGTH OF       OVERSEEN BY           PRINCIPAL OCCUPATION(S)                OTHER DIRECTORSHIPS
       AND AGE              TIME SERVED(2)      TRUSTEE              DURING PAST FIVE YEARS                 HELD BY TRUSTEE(4)
------------------------   ---------------   -------------   -------------------------------------   -------------------------------
INTERESTED TRUSTEES(3):

MARIO J. GABELLI           Since 2003***          26         Chairman and Chief Executive Officer    Director of Morgan Group
Trustee and                                                  of GAMCO Investors, Inc. and Chief      Holdings, Inc. (holding
Chief Investment Officer                                     Investment Officer - Value Portfolios   company); Chairman of the
Age: 65                                                      of Gabelli Funds, LLC and GAMCO Asset   Board of LICT Corp.
                                                             Management Inc.; Director/Trustee or    (multimedia and
                                                             Chief Investment Officer of other       communication services
                                                             registered investment companies         company)
                                                             in the Gabelli/GAMCO Funds complex;
                                                             Chairman and Chief Executive Officer
                                                             of GGCP, Inc.

SALVATORE M. SALIBELLO     Since 2003**           3          Certified Public Accountant and                        --
Trustee                                                      Managing Partner of the public
Age: 62                                                      accounting firm Salibello & Broder
                                                             LLP since 1978

EDWARD T. TOKAR            Since 2003**           2          Senior Managing Director of Beacon      Trustee, LEVCO Series Trust;
Trustee                                                      Trust Company (trust services)          Director of DB Hedge Strategies
Age: 60                                                      since 2004; Chief Executive Officer     Fund LLC; Director of the
                                                             of Allied Capital Management LLC        Topiary Benefit Plan Investor
                                                             (1977-2004); Vice President of          Fund LLC (financial services)
                                                             Honeywell International Inc.
                                                             (1977-2004)

INDEPENDENT TRUSTEES(5):

ANTHONY J. COLAVITA        Since 2003*            35         Partner in the law firm of                             --
Trustee                                                      Anthony J. Colavita, P.C.
Age: 72

JAMES P. CONN              Since 2003**           16         Former Managing Director and Chief                     --
Trustee                                                      Investment Officer of Financial
Age: 69                                                      Security Assurance Holdings Ltd.
                                                             (insurance holding company)
                                                             (1992-1998)

MARIO D'URSO               Since 2003***          4          Chairman of Mittel Capital Markets                     --
Trustee                                                      S.p.A. since 2001; Senator in the
Age: 67                                                      Italian Parliament (1996-2001)

FRANK J. FAHRENKOPF, JR.   Since 2003*            5          President and Chief Executive Officer                  --
Trustee                                                      of the American Gaming Association;
Age: 68                                                      Co-Chairman of the Commission on
                                                             Presidential Debates; Former Chairman
                                                             of the Republican National Committee
                                                             (1983-1989)

MICHAEL J. MELARKEY        Since 2003***          4          Partner in the law firm of Avansino,    Director of Southwest Gas
Trustee                                                      Melarkey, Knobel & Mulligan             Corporation (natural gas
Age: 58                                                                                              utility)

ANTHONIE C. VAN EKRIS      Since 2003*            19         Chairman of BALMAC International,                      --
Trustee                                                      Inc. (commodities and futures
Age: 73                                                      trading)

SALVATORE J. ZIZZA         Since 2003*            26         Chairman of Zizza & Co., Ltd.           Director of Hollis-Eden
Trustee                                                      (consulting)                            Pharmaceuticals (biotechnology)
Age: 62                                                                                              and Earl Scheib, Inc.
                                                                                                     (automotive services)

                       THE GABELLI DIVIDEND & INCOME TRUST
               ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                             TERM OF
                           OFFICE AND
   NAME, POSITION(S)        LENGTH OF
       ADDRESS(1)             TIME                                       PRINCIPAL OCCUPATION(S)
        AND AGE             SERVED(2)                                     DURING PAST FIVE YEARS
------------------------   ----------   ----------------------------------------------------------------------------------------
OFFICERS:

BRUCE N. ALPERT            Since 2003   Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since
President                               1988 and an officer of most of the registered investment companies in the Gabelli/GAMCO
Age: 56                                 Funds complex. Director and President of Gabelli Advisers, Inc. since 1998

CARTER W. AUSTIN           Since 2003   Vice President of The Gabelli Equity Trust since 2000, The Gabelli Global Gold,
Vice President                          Natural Resources & Income Trust since 2005, The Gabelli Global Deal Fund since 2006, and
Age: 41                                 The Gabelli Healthcare & Wellness(Rx) Trust since 2007; Vice President of Gabelli Funds,
                                        LLC since 1996

PETER D. GOLDSTEIN         Since 2004   Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance
Chief Compliance Officer                Officer of all of the registered investment companies in the Gabelli/GAMCO Funds
Age: 54                                 complex; Vice President of Goldman Sachs Asset Management from 2000 through 2004

JAMES E. MCKEE             Since 2003   Vice President, General Counsel, and Secretary of GAMCO Investors, Inc. (since 1999)
Secretary                               and GAMCO Asset Management Inc. (since 1993); Secretary of all of the registered
Age: 44                                 investment companies in the Gabelli/GAMCO Funds complex

AGNES MULLADY              Since 2006   Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered
Treasurer                               investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S.
Age: 49                                 Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from
                                        2004 through 2005; Chief Financial Officer of AMIC Distribution Partners from 2002 through 2004; Controller of Reserve Management Corporation and Reserve Partners, Inc.
                                        and Treasurer of Reserve Funds from 2000 through 2002

----------
(1)   Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2) The Fund's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

      * - Term expires at the Fund's 2008 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

      ** - Term expires at the Fund's 2009 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

      *** - Term expires at the Fund's 2010 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

      Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) "Interested person" of the Fund, as defined in the 1940 Act. Mr. Gabelli is an "interested person" of the Fund as a result of his employment as an officer of the Adviser. Mr. Gabelli is also a registered representative of an affiliated broker-dealer. Mr. Tokar is an "interested person" as a result of his son's employment by an affiliate of the Adviser. Mr. Salibello may be considered an "interested person" of the Fund as a result of being a partner in an accounting firm that provides professional services to affiliates of the Adviser.

(4) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

(5)   Trustees  who are not  interested  persons  are  considered  "Independent"
      Trustees.

CERTIFICATIONS

      The Fund's Chief Executive Officer has certified to the New York Stock Exchange ("NYSE") that, as of June 13, 2007, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

                       THE GABELLI DIVIDEND & INCOME TRUST
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2007

CASH DIVIDENDS AND DISTRIBUTIONS

                                      TOTAL AMOUNT     ORDINARY    LONG-TERM     DIVIDEND
                 PAYABLE    RECORD         PAID       INVESTMENT    CAPITAL    REINVESTMENT
                  DATE       DATE     PER SHARE (a)   INCOME (a)   GAINS (a)      PRICE
                --------   --------   -------------   ----------   ---------   ------------
COMMON SHARES
                01/25/07   01/17/07      $0.10000      $0.08890     $0.01110     $21.0284
                02/22/07   02/13/07       0.10000       0.05450      0.04550      21.7244
                03/26/07   03/16/07       0.11000       0.04530      0.06470      21.4510
                04/24/07   04/16/07       0.10000       0.04110      0.05890      22.2116
                05/24/07   05/16/07       0.10000       0.04110      0.05890      22.5069
                06/25/07   06/15/07       0.11000       0.04530      0.06470      22.1204
                07/25/07   07/17/07       0.10000       0.04110      0.05890      21.4287
                08/27/07   08/17/07       0.10000       0.04110      0.05890      20.7886
                09/24/07   09/14/07       0.11000       0.04530      0.06470      21.5805
                10/25/07   10/17/07       0.10000       0.04110      0.05890      21.7684
                11/26/07   11/15/07       0.10000       0.04110      0.05890      20.3747
                12/17/07   12/12/07       0.53000       0.21800      0.31200      20.3636
                                         --------      --------     --------
                                         $1.66000      $0.74390     $0.91610

5.875% SERIES A PREFERRED SHARES
                03/26/07   03/19/07      $0.36719      $0.20516     $0.16203
                06/26/07   06/19/07       0.36719       0.15106      0.21612
                09/26/07   09/19/07       0.36719       0.15106      0.21612
                12/26/07   12/18/07       0.36719       0.15106      0.21612
                                         --------      --------     --------
                                         $1.46875      $0.65835     $0.81040
6.00% SERIES D PREFERRED SHARES

                03/26/07   03/19/07      $0.37500      $0.20950     $0.16550
                06/26/07   06/19/07       0.37500       0.15430      0.22070
                09/26/07   09/19/07       0.37500       0.15430      0.22070
                12/26/07   12/18/07       0.37500       0.15430      0.22070
                                         --------      --------     --------
                                         $1.50000      $0.67240     $0.82760

SERIES B AND C AUCTION MARKET AND SERIES E AUCTION RATE PREFERRED SHARES

      The Series B Auction Market Preferred Shares, Series C Auction Market Preferred Shares, and Series E Auction Rate Preferred Shares pay dividends weekly based on a rate set at auction, usually held every seven days. The percentage of 2007 distributions derived from long-term capital gains for the Series B Auction Market Preferred Shares, Series C Auction Market Preferred Shares, and Series E Auction Rate Preferred Shares was 55.16%, 55.14%, and 55.15%, respectively.

      A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2007 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2 of Form 1099-DIV. The long-term gain distribution for the fiscal year ended December 31, 2007 is $92,632,038, or the maximum allowable.

                       THE GABELLI DIVIDEND & INCOME TRUST
                 INCOME TAX INFORMATION (CONTINUED) (UNAUDITED)
                                DECEMBER 31, 2007

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME, AND U.S. GOVERNMENT SECURITIES INCOME

      The Fund paid to common, 5.875% Series A, and 6.00% Series D preferred shareholders ordinary income dividends of $0.7439, $0.6583, and $0.6724 per share, respectively, in 2007. The Fund paid weekly distributions to Series B, C, and E preferred shareholders at varying rates throughout the year, including ordinary income dividends totaling $604.6950, $598.6147, and $595.2829 per share, respectively, in 2007. For the year ended December 31, 2007, 75.99% of the ordinary dividend qualified for the dividends received deduction available to corporations, and 93.51% of the ordinary income distribution was qualified dividend income. The percentage of ordinary income dividends paid by the Fund during 2007 derived from U.S. Treasury Securities was 0.44%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government Securities. The Fund did not meet this strict requirement in 2007. The percentage of net assets of U.S. Treasury Securities held as of December 31, 2007 was 6.90%.

                         HISTORICAL DISTRIBUTION SUMMARY

                                      SHORT-TERM    LONG-TERM                                       ADJUSTMENT
                         INVESTMENT     CAPITAL      CAPITAL     RETURN OF         TOTAL                TO
                         INCOME (b)    GAINS (b)      GAINS     CAPITAL (c)   DISTRIBUTIONS (a)   COST BASIS (d)
                         ----------   ----------   ----------   -----------   -----------------   --------------
COMMON SHARES
2007 ..................  $  0.50910   $  0.23480   $  0.91610            --        $    1.66000            --
2006 ..................     0.60798      0.24082      0.69120            --             1.54000            --
2005 ..................     0.45996      0.08568      0.65436            --             1.20000            --
2004 ..................     0.40005      0.10023      0.13893      $0.56079             1.20000      $0.56079

5.875% PREFERRED SHARES
2007 ..................  $  0.45059   $  0.20776   $  0.81040            --        $    1.46875            --
2006 ..................     0.57983      0.22967      0.65925            --             1.46875            --
2005 ..................     0.56290      0.10493      0.80092            --             1.46875            --
2004 ..................     0.19150      0.04798      0.06651            --             0.30599            --

6.00% PREFERRED SHARES
2007 ..................  $  0.46020   $  0.21220   $  0.82760            --        $    1.50000            --
2006 ..................     0.59215      0.23457      0.67328            --             1.50000            --
2005 ..................     0.08620      0.01610      0.12270            --             0.22500            --

AUCTION MARKET/RATE PREFERRED SHARES
2007 Class B Shares ...  $414.02782   $190.66719   $743.74499            --        $1,348.44000            --
2007 Class C Shares ...   409.97064    188.64406    735.87530            --         1,334.49000            --
2007 Class E Shares ...   407.63287    187.65002    731.97711            --         1,327.26000            --
2006 Class B Shares ...   484.90820    192.07260    551.32920            --          1228.31000            --
2006 Class C Shares ...   484.32800    191.84250    550.66950            --          1226.84000            --
2006 Class E Shares ...   483.94880    191.69260    550.23860            --          1225.88000            --
2005 Class B Shares ...   320.22640     59.69220    455.63150            --           835.55000            --
2005 Class C Shares ...   324.19300     60.43160    461.27540            --           845.90000            --
2005 Class E Shares ...    67.54440     12.59070     96.10490            --           176.24000            --
2004 Class B Shares ...    68.71140     17.21520     23.86340            --           109.80000            --
2004 Class C Shares ...    70.77030     17.73100     24.57840            --           113.10000            --

----------
(a)   Total amounts may differ due to rounding.

(b)   Taxable as ordinary income for Federal tax purposes.

(c)   Non-taxable.

(d)   Decrease in cost basis.

                       THE GABELLI DIVIDEND & INCOME TRUST
   ANNUAL APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

During the six months ended December 31, 2007, the Board of Trustees of the Trust approved the continuation of the investment advisory agreement with the Adviser for the Trust on the basis of the recommendation by the trustees (the "Independent Board Members") who are not "interested persons" of the Trust. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

NATURE, EXTENT, AND QUALITY OF SERVICES. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.

THE PERFORMANCE OF THE FUND AND OF THE ADVISER. The Independent Board Members reviewed the performance of the Fund since inception against a peer group of all leveraged closed-end value funds prepared by Lipper. The Board Members noted the Fund's excellent performance for the one year period, two year period, and since inception relative to the Fund's initial goal of earning at least 9%. The Board Members also noted that the performance was slightly below average in comparison to the Lipper universe.

THE COST OF THE ADVISORY SERVICES AND THE PROFITS TO THE ADVISER AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE FUND. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser.

THE EXTENT TO WHICH ECONOMIES OF SCALE WILL BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS REFLECT THOSE ECONOMIES OF SCALE. The Independent Board Members noted that the Fund was a closed-end fund trading at a discount to net asset value and accordingly unlikely to achieve growth of the type that might lead to economies of scale that the shareholders would not participate in. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

OTHER FACTORS. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund to similar expense ratios of the Lipper peer group of leveraged closed-end value funds and noted that the Adviser's management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Board noted that the Fund was larger than average within the peer group and that its expense ratios were also slightly above average. The Board Members also noted that the management fee structure was the same as that in effect for most of the Gabelli funds. The Board Members were presented with, but did not attach significance to, information comparing the management fee to the fee for other types of accounts managed by an affiliate of the Adviser.

CONCLUSIONS. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and a favorable performance record. The Independent Board Members also concluded that the Fund's expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking. The Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board of Board Members.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLANS

ENROLLMENT IN THE PLAN

      It is the policy of The Gabelli Dividend & Income Trust (the "Fund") to automatically reinvest dividends payable to common shareholders. As a "registered" shareholder you automatically become a participant in the Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their common shares certificates to Computershare Trust Company, N.A. ("Computershare") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

                       The Gabelli Dividend & Income Trust
                                c/o Computershare
                                 P.O. Box 43010
                            Providence, RI 02940-3010

      Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

      If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

      The number of shares of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund's common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund's common shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy shares of common shares in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

      The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

VOLUNTARY CASH PURCHASE PLAN

      The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

      Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund's common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

      SHAREHOLDERS WISHING TO LIQUIDATE SHARES HELD AT COMPUTERSHARE must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

      For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

      The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

          ------------------------------------------------------------
          The Annual Meeting of The Gabelli Dividend & Income Trust's shareholders will be held on Monday, May 19, 2008 at the Greenwich Library in Greenwich, Connecticut.
          ------------------------------------------------------------

                              TRUSTEES AND OFFICERS
                       THE GABELLI DIVIDEND & INCOME TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

TRUSTEES                                                OFFICERS

Mario J. Gabelli, CFA                                   Bruce N. Alpert
   CHAIRMAN & CHIEF EXECUTIVE OFFICER,                     PRESIDENT
   GAMCO INVESTORS, INC.
                                                        Carter W. Austin
Anthony J. Colavita                                        VICE PRESIDENT
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.                            Peter D. Goldstein
                                                           CHIEF COMPLIANCE OFFICER
James P. Conn
   FORMER MANAGING DIRECTOR &                           James E. McKee
   CHIEF INVESTMENT OFFICER,                               SECRETARY
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.
                                                        Agnes Mullady
Mario d'Urso                                               TREASURER
   CHAIRMAN, MITTEL CAPITAL MARKETS SPA
                                                        INVESTMENT ADVISER
Frank J. Fahrenkopf, Jr.                                Gabelli Funds, LLC
   PRESIDENT & CHIEF EXECUTIVE OFFICER,                 One Corporate Center
   AMERICAN GAMING ASSOCIATION                          Rye, New York 10580-1422

Michael J. Melarkey                                     CUSTODIAN
   ATTORNEY-AT-LAW,                                     State Street Bank and Trust Company
   AVANSINO, MELARKEY, KNOBEL & MULLIGAN
                                                        COUNSEL
Salvatore M. Salibello                                  Skadden, Arps, Slate, Meagher & Flom LLP
   CERTIFIED PUBLIC ACCOUNTANT,
   SALIBELLO & BRODER, LLP                              TRANSFER AGENT AND REGISTRAR
                                                        Computershare Trust Company, N.A.
Edward T. Tokar
   SENIOR MANAGING DIRECTOR,                            STOCK EXCHANGE LISTING
   BEACON TRUST COMPANY                                                                       5.875%     6.00%
                                                                                 Common     Preferred  Preferred
Anthonie C. van Ekris                                                          ----------  ---------- ----------
   CHAIRMAN, BALMAC INTERNATIONAL, INC.                 NYSE-Symbol:               GDV       GDV PrA     GDV PrD
                                                        Shares Outstanding:    83,829,070   3,200,000  2,600,000
Salvatore J. Zizza
   CHAIRMAN, ZIZZA & CO., LTD.                          The Net Asset Value per share appears in
                                                        the Publicly Traded Funds column, under
                                                        the heading "General Equity Funds," in
                                                        Monday's The Wall Street Journal. It is
                                                        also listed in Barron's Mutual
                                                        Funds/Closed End Funds section under the
                                                        heading "General Equity Funds."

                                                        The Net Asset Value per share may be
                                                        obtained each day by calling (914)
                                                        921-5070 or visiting www.gabelli.com.


--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM, or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund's shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its Cumulative Preferred Shares in the open market when the shares are trading at a discount to liquidation value.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       THE GABELLI DIVIDEND & INCOME TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

                        PHONE: 800-GABELLI (800-422-3554)
                   FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM
                          E-MAIL: CLOSEDEND@GABELLI.COM              GDV Q4/2007

--------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

    (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

    (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

    (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

    (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $50,700 in 2006 and $53,250 in 2007.

AUDIT-RELATED FEES

    (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $13,800 in 2006 and $6,300 in 2007. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

TAX FEES

    (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,100 in 2006 and $4,350 in 2007. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

    (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2006 and $0 in 2007.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.


  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) 100%

                           (d) Not applicable

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2006 and $0 in 2007.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Frank J. Fahrenkopf, Jr., Anthonie C. van Ekris and Salvatore
J. Zizza.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


The Proxy Voting Policies are attached herewith.

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS

         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

         The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

         Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting
Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         A.       CONFLICTS OF INTEREST.

                  The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

                  In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

         B.       OPERATION OF PROXY VOTING COMMITTEE

                  For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.      SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.     CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations
         - Legal Department
         - Proxy Department
         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.      VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Voting Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.       VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms ("VAFs") - Issued by Broadridge Financial Solutions, Inc. ("Broadridge") VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name
         Adviser or Fund Account Number
         Directors' Recommendation
         How GAMCO voted for the client on each issue

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o  Banks and brokerage firms using the services at Broadridge:

      The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

o  Banks and brokerage firms issuing proxies directly:

   The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o  A  limited   Power  of   Attorney   appointing   the   attendee   an  Adviser
   representative.

o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

o  A sample ERISA and Individual contract.

o  A sample of the annual authorization to vote proxies form.

o  A copy of our most recent Schedule 13D filing (if applicable).






                                   APPENDIX A
                                PROXY GUIDELINES




PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO INVESTORS, INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.



BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o        Historical responsiveness to shareholders
            This may include such areas as:
            -Paying greenmail
            -Failure to adopt shareholder  resolutions  receiving  a majority of shareholder votes
o        Qualifications
o        Nominating committee in place
o        Number of outside directors on the board
o        Attendance at meetings
o        Overall performance



SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for auditors.



BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.



CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.



INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o        Future use of additional shares
            -Stock split
            -Stock option or other executive  compensation  plan
            -Finance growth of company/strengthen balance sheet
            -Aid in restructuring
            -Improve credit rating
            -Implement a poison pill or other takeover defense
o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o        Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.



CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.



CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.



DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.



EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.



FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.



GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by-case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.



ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.



LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.



CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.



MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.



MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.



NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.



OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o        State of Incorporation
o        Management history of responsiveness to shareholders
o        Other mitigating factors



POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.



REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.



STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o        Dilution of voting power or earnings per share by more than 10%
o        Kind of stock to be awarded, to whom, when and how much
o        Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans



SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.



LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGERS

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Dividend & Income Trust, (the Trust). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

Additionally, Barbara G. Marcin serves as Senior Portfolio Manager for the Trust. Ms. Marcin joined GAMCO Investors, Inc. in 1999 to manage larger capitalization value style portfolios.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the Portfolio Managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.



---------------------------- ------------------- ------------------- ------------- ----------------- ----------------
                                                                                                      Total Assets
                                                                                   No. of Accounts     in Accounts
   Name of Portfolio                                  Total                         where Advisory    where Advisory
      Manager or               Type of           No. of Accounts        Total      Fee is Based on     Fee is Based
      Team Member              Accounts              Managed           Assets        Performance      on Performance
---------------------------- ------------------- ------------------- ------------- ----------------- ----------------
1.  Mario J. Gabelli         Registered                  23             $13.4B            6               $3.1B
                             Investment
                             Companies:
---------------------------- ------------------- ------------------- ------------- ----------------- ----------------
                             Other Pooled                12            $269.6M            11             $188.6M
                             Investment
                             Vehicles:
---------------------------- ------------------- ------------------- ------------- ----------------- ----------------
                             Other Accounts:            1991            $10.6B            6               $1.6B
---------------------------- ------------------- ------------------- ------------- ----------------- ----------------
2. Barbara G. Marcin         Registered                  3               $70M             0                $0
                             Investment
                             Companies:
---------------------------- ------------------- ------------------- ------------- ----------------- ----------------
                             Other Pooled                1              $6.4M             1               $6.4M
                             Investment
                             Vehicles:
---------------------------- ------------------- ------------------- ------------- ----------------- ----------------
                             Other Accounts:             21            $137.7M            0                $0
---------------------------- ------------------- ------------------- ------------- ----------------- ----------------

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Trust. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of their attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli's position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differs among the accounts that he/she manages. If the structure of the Adviser's management fee or the Portfolio Manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR BARBARA G. MARCIN

The compensation of Ms. Marcin for the Trust is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Manager receives a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than the Portfolio Managers' compensation) allocable to the Trust (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser's parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario  Gabelli  and  Barbara   Marcin  owned   $1,000,000   and  $0  of  shares,
respectively, of the Trust as of December 31, 2007.

(B) Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

============= ========================= ========================== ========================== ===============================
                                                                       (C) TOTAL NUMBER OF         (D) MAXIMUM NUMBER (OR
                                                                        SHARES (OR UNITS)       APPROXIMATE DOLLAR VALUE) OF
                (A) TOTAL NUMBER OF                                   PURCHASED AS PART OF       SHARES (OR UNITS) THAT MAY
                 SHARES (OR UNITS)      (B) AVERAGE PRICE PAID PER  PUBLICLY ANNOUNCED PLANS     YET BE PURCHASED UNDER THE
   PERIOD            PURCHASED               SHARE (OR UNIT)               OR PROGRAMS               PLANS OR PROGRAMS
============= ========================= ========================== ========================== ===============================
Month #1      Common - 20,000           Common - $22.4823          Common - 20,000            Common - 83,929,070 -
07/01/07                                                                                      20,000 = 83,909,070
through       Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A
07/31/07                                                                                      Preferred Series A - 3,200,000
              Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A
                                                                                              Preferred Series D - 2,600,000
============= ========================= ========================== ========================== ===============================
Month #2      Common - 20,500           Common - $18.5480          Common - 20,500            Common - 83,909,070 -
08/01/07                                                                                      20,500 = 83,888,570
through       Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A
08/31/07                                                                                      Preferred Series A - 3,200,000
              Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A
                                                                                              Preferred Series D - 2,600,000
============= ========================= ========================== ========================== ===============================
Month #3      Common - N/A              Common - N/A               Common - N/A               Common - 83,888,570
09/01/07
through       Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - 3,200,000
09/30/07
              Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,600,000
============= ========================= ========================== ========================== ===============================
Month #4      Common - 35,000           Common - $21.8751          Common - 35,000            Common - 83,888,570 - 35,000
10/01/07                                                                                      = 83,853,570
through       Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A
10/31/07                                                                                      Preferred Series A - 3,200,000
              Preferred Series D - N/A Preferred Series D - N/A    Preferred Series D - N/A
                                                                                              Preferred Series D - 2,600,000
============= ========================= ========================== ========================== ===============================
Month #5      Common - 24,500           Common - $20.5193          Common - 24,500            Common - 83,853,570 - 24,500
11/01/07                                                                                      = 83,829,070
through       Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A
11/30/07                                                                                      Preferred Series A - 3,200,000
              Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A
                                                                                              Preferred Series D - 2,600,000
============= ========================= ========================== ========================== ===============================
Month #6      Common - N/A              Common - N/A               Common - N/A               Common - 83,829,070
12/01/07
through       Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - 3,200,000
12/31/07
              Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,600,000
============= ========================= ========================== ========================== ===============================
Total         Common - 100,000          Common - $20.9823          Common - 100,000           N/A

              Preferred Series A - N/A  Preferred Series A - N/A   Preferred Series A - N/A

              Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A
============= ========================= ========================== ========================== ===============================

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 7.5% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.

c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.

d.  Each plan or program that has expired during the period covered by the table
    - The Fund's repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Dividend & Income Trust
             -------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     03/07/08
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date     03/07/08
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Agnes Mullady
                         -------------------------------------------------------
                           Agnes Mullady,
                           Principal Financial Officer and Treasurer


Date     03/07/08
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.